As filed with the U.S. Securities and Exchange Commission on April 22, 2026
Registration Nos. 033-57320
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 41	☒
and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 145	☒

Metropolitan Life Separate Account UL
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: April 27, 2026
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 27, 2026
MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy
Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company
This Prospectus provides You with important information about MetLife’s MetFlex and MetFlex C Policies (the "Policy" or "Policies"). However, this Prospectus is not the Policy. The Policy, rather, is a separate written agreement that Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “our”, “us” or “the Company”) issues to You. MetFlex C is no longer sold.
The individual Policy is designed to provide:
●
Life insurance coverage
●
Flexible Premium payments
●
A choice among three death benefit options
●
A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs
You may allocate Premium payments to and transfer Cash Value among a fixed interest account (“Fixed Account”) and the Metropolitan Life Separate Account UL Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) which invest in the corresponding Portfolios (“Portfolios”) listed in Appendix A. Not all Divisions may be available under your Policy. You should check with your Employer as to which Divisions are available under your Policy.
If you are a new investor in the Policy, you may cancel your Policy without paying additional fees or penalties within the later of: (i) 10 days after you receive the Policy (unless state law requires a longer specified period); and (ii) the date we receive a receipt signed by you. Upon cancellation, you will receive either a full refund of the amount you paid or your total Cash Value plus any charges deducted if state law requires. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency, entity or person. MetLife’s obligations under the Policy are subject to its financial strength and claims-paying ability. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal	None	—
Transaction Charges
You may be charged for certain transactions, such as sales charges, underwriting charges or other charges related to increases in specified face amount, charges to pay for certain taxes when you make a Premium payment or transfer Cash Value between
investment options.

Charges and
Deductions — Sales
Charge; Administrative
Charge; Charge for
Average Expected State
and Local Taxes
Attributable to
Premiums; Charge for
Expected Federal Taxes
Attributable to
Premiums; and Other
Charges

Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy and charges for optional benefits added by rider. Such fees and expenses are set based on characteristics of the Insured (e.g., the Insured’s sex (if permitted by law and applicable under your Policy), Age, underwriting class and rate class. Please refer to the specifications page of your Policy for applicable rates.
You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:
				Charges and Deductions– Charges Included in the Monthly Deduction Charges and Deductions – Charges Included in the Monthly Deduction Charges and Deductions –Portfolio Company Charges
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and expenses)	0.25%	3.38%
	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.	Principal Risks
Not a Short-Term Investment
The Policy is designed to provide lifetime insurance protection. It should not be used as a short-term investment or if you need ready access to cash because you will be charged when you make Premium payments. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
Principal Risks
Risks Associated with Investment Options
An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Portfolios available under the Policy. Each investment option
(including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.
Principal Risks

RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks
An investment in this Policy is subject to the risks related to
Metropolitan Life, including any obligations (including under any
Fixed Account investment option), guarantees, and benefits of the
Policy, including any death benefit, that are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you.
More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (877) 638-3932 or by visiting https://www.metlife.com/about-us/corporate-profile/
ratings.
Principal Risks
Contract Lapse
Your Policy may lapse if you have paid an insufficient amount of
Premiums or if the investment experience of the Portfolios is poor, you have taken partial withdrawals, and the Cash Surrender Value under your Policy is insufficient to cover the monthly deduction.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for
reinstatement are met including the payment of required Premiums.
Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Policy owners may transfer Cash Value between and among the
Divisions and the Fixed Account. The minimum amount you may
transfer is $50 or, if less, the total amount in an investment option.
You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed
Account over the last four Policy years.

At the present time, no charge is assessed against the Cash Value of a Policy when amounts are transferred among the Divisions of the
Separate Account and between the Divisions and the Fixed Account.
Metropolitan Life reserves to impose a charge of $25 per transfer.
Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute
Portfolios that are available under the Policy.
Cash Value, Transfers and Withdrawals – Cash Value Transfers
Optional Benefits
Restrictions or limitations may apply to certain optional benefits.
For example, benefits may be (i) no longer available, (ii) available only when you apply for a Policy, (iii) unavailable in certain combinations, or (iv) available only if your employer makes it available. You should check with your employer regarding the availability of riders.
Optional Benefits
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Federal Tax Matters

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of the Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
Sales of the Policy
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.
Sales of The Policy
OVERVIEW OF THE POLICY
Purpose of the Policy
We designed the Policy for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
You choose the schedule of Premium payments on your application. The schedule sets forth the amount of Premiums, fixed payment intervals and the period of time that you intend to pay Premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. You also can make other Premium payments at any time. The first Premium may not be less than the Planned Premium unless agreed to by us. After payment of the first planned periodic Premium, you do not have to pay Premiums in accordance with your voluntary planned period Premium schedule. After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis. Unscheduled Premium payments must be at least $100 each. You may not pay Premiums that exceed tax law premium limitations for life insurance policies. The payment of a given Premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s Cash Surrender Value. Insufficient Premiums may result in lapse of the Policy. Premiums may be allocated among the Divisions and the Fixed Account. If you terminate your participation in optional benefits which have allocations to specific Divisions, you will remain invested in the same Divisions until you request allocations to different Divisions. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with Premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying Premiums; loan privileges; surrender privileges; and optional insurance benefits.
Cash Value. Your Cash Value in the Policy reflects your Premium payments, the charges we deduct, interest we credit if you have Cash Value in the Fixed Account, any investment experience you have in the Divisions of the Separate Account, as well as your loan and withdrawal activity.

Specified Face Amount of Insurance. Within certain limits, You may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.
Standard Death Benefit Options. Generally, You have a choice among three death benefit options. Under death benefit option A the death benefit is a level amount that equals the specified face amount of the Policy. Under death benefit option B the death benefit varies and equals the specified face amount of the Policy plus the Cash Value on the date of death. Under death benefit option C the death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy Premiums paid exceed withdrawals made.
Income Plans. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Surrenders, Partial Withdrawals and Loans. Within certain limits, You may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its Cash Surrender Value.
Tax Advantages. In general, you will not pay income taxes on any Cash Value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to federal and state estate taxes, but your Beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code (the “Code”), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Policy years, in certain circumstances, a distribution may be subject to tax on an income-out-first basis if there is a gain in the Policy (which is generally when your Cash Value exceeds the cumulative Premiums you paid). Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, distributions and loans from a Policy are not subject to a 10% penalty tax, unless the Policy is a modified endowment contract.
Term Rider. This rider provides coverage on the Insured to age 100 for Policies issued on and after January 1, 2020 (for policies issued prior to January 1, 2020, the rider provides coverage to age 95). The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the Base Policy. For details, see “Optional Benefits.”
Other Optional Rider Benefits. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional Premiums. These are the Enhanced Cash Surrender Value Rider, Interim Term Insurance Benefit, Disability Waiver Benefit Rider, Acceleration of Death Benefit Rider, Yearly Renewable Term Insurance Rider, Accidental Death Benefit Rider, Refund of Sales Charge Rider, Term Insurance Rider and the Business Exchange Rider. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge (Load) (as a percentage of annual Target Premium paid)(1)
●Metflex(2)	On payment of Premium	9%	6.5% (for Policy years 1 to 10 for Policies issued on or after 1/1/2009) 3% (for Policy years 11 and later for Policies issued on or after 1/1/2009) None (for Policies issued before 1/1/2009)
●MetFlex C(3)	On payment of Premium	3%	6.5% (for Policy years 1 to 10) 3% (for Policy years 11 and later)
State Tax Charge (as a percentage of each Premium payment)	On payment of Premium	2.25%	2.25%
Federal Tax Charge (as a percentage of each Premium payment)	On payment of Premium	1.2%	1.2%

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Administrative Charge
●MetFlex(4)	On payment of Premium	1.05%
0.55% (for Policy years 1 to
10 for Policies issued on or
after 1/1/2009)

1.05% (for Policy years 11
and later for Policies
issued on or after
1/1/2009)

1.05% (for all Policy years
for Policies issued on or
after 9/1/1993 and before
1/1/2009)

●MetFlex C(4)	On payment of Premium	1.05%	1.05% (for all Policy years for Policies issued before 12/31/2008). There were no new policies issued for MetFlex C after 12/31/2008.
Cash Value Transfer Fee	On transfer of Cash Value among the Divisions of the Separate Account and between the Divisions and the Fixed Account	$25 per transfer	Not currently charged
Enhanced Cash Surrender Value Rider(5)	On Premium payments made during the first five Policy years	0.25%	0.25%
Underwriting Charge (applies only if you request an increase in your specified face amount)	On face amount increase	$3 per $1,000 of increase in specified face amount	Not currently charged
Interim Term Insurance Benefit
Cost of Insurance: ●Minimum and Maximum Charge	On payment of first Premium if rider is elected	$0.03 to $33.82 per $1,000 of term insurance amount	$0.03 to $33.79 per $1,000 of term insurance amount
●Charge for a representative Insured(6)		$0.17 per $1,000 of term insurance amount	$0.15 per $1,000 of term insurance amount
(1)
See “Charges and Deductions — Annual Target Premium” for a detailed discussion of the determination of the annual Target Premium.
(2)
For MetFlex Policies issued on or after 9/1/1993 and before 1/1/2009, the maximum sales charge is 1.0% of annual Target Premiums paid in all Policy years. For Metflex Policies issued on or after 1/1/2009, the maximum sales charge is 9% of annual Target Premium paid for Policy years 1 to 10 and 3% of annual Target Premiums paid for Policy years 11 and later. The current sales charge for Premiums paid in excess of annual Target Premiums in all Policy years is 0%.
(3)
For Metflex C Policies issued on or after 8/1/2000, the maximum sales charge is 9% of annual Target Premiums paid for Policy years 1 to 10, and 3% of annual Target Premiums paid for Policy years 11 and later. For MetFlex C Policies issued on or after 5/1/1996 and before 8/1/2000, the current sales charge imposed in Policy years 1 to 10 was up to 9% of the annual Target Premium paid. The current sales charge for Premiums paid in excess of annual Target Premiums in all Policy years is 0%. MetFlex C Policies were no longer sold effective 1/1/2009.
(4)
The current administrative charge for Premiums paid in excess of annual Target Premiums in all Policy years is 0.05%.
(5)
For MetFlex Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your Premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year. For MetFlex C Policies issued on or after November 5, 2001 and before February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal in the first seven Policy years, we will refund (a) part of the cumulative charges we have deducted from your Premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year. We will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval. See “Optional Benefits — Enhanced Cash Surrender Value” for a table showing the amounts that will be refunded under this benefit and an example of the operation of this benefit.
(6)
A representative Insured is a male, Issue Age 47, nonsmoker, Guaranteed Issue underwriting class.
The next table describes the fees and expenses that you will pay periodically during the time that You own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Contract Charges
Cost of Term Insurance for coverage under Base Policy(1)(2)
●Minimum and Maximum Charge	Monthly	$0.03 to $35.30 per $1,000 of term insurance amount	$0.03 to $33.79 per $1,000 of term insurance amount
●Charge for a representative Insured(3)		$0.17 per $1,000 of term insurance amount	$0.15 per $1,000 of term insurance amount
Mortality and Expense Risk Charge
●MetFlex	Monthly	Effective annual rate up to 0.90% of the Cash Value in the Separate Account
For Policies issued on or
after 1/1/2009, effective
annual rate of:
●0.40% (Policy years 1 to
9)
●0.20% (Policy years 10 to
20)
●0.10% (thereafter)

For Policies issued before
1/1/2009, effective annual
rate of:
●0.60% (Policy years 1 to
9)
●0.30% (thereafter)

●MetFlex C	Monthly	Effective annual rate of 0.90% of the Cash Value in the Separate Account	Effective annual rate of: ●0.48% (Policy years 1 to 9) ●0.36% (Policy years 10 to 20) ●0.30% (thereafter)
Loan Interest Spread(4)	Annually	Annual rate of 2% of the loan amount	Annual rate of 0.25% of the loan amount
Optional Benefit Charges
Disability Waiver Benefit Rider(2)
●Minimum and Maximum Charge	Monthly	$0.01 to $0.09 per $1,000 of insurance amount	$0.01 to $0.09 per $1,000 of insurance amount
●Charge for a representative Insured(3)		$0.05 per $1,000 of insurance amount	$0.05 per $1,000 of insurance amount
Yearly Renewable Term Insurance Rider(2)
●Minimum and Maximum Charge	Monthly	$0.09 to $30.45 per $1,000 of term insurance amount	$0.03 to $14.34 per $1,000 of term insurance amount
●Charge for a representative Insured(3)		$0.27 per $1,000 of term insurance amount	$0.19 per $1,000 of term insurance amount
Accidental Death Benefit Rider(2)
●Minimum and Maximum Charge	Monthly	$0.07 to $0.12 per $1,000 of accidental death benefit amount	$0.07 to $0.12 per $1,000 of accidental death benefit amount
●Charge for a representative Insured(3)		$0.08 per $1,000 of accidental death benefit amount	$0.08 per $1,000 of accidental death benefit amount
Term Insurance Rider(2)
●Minimum and Maximum Charge	Monthly	$0.03 to $33.82 per $1,000 of term insurance amount	$0.02 to $25.34 per $1,000 of term insurance amount
●Charge for a representative Insured(3)		$0.17 per $1,000 of term insurance amount	$0.11 per $1,000 of term insurance amount
(1)
The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See “Charges and Deductions — Cost of Term Insurance” for a more detailed discussion of factors affecting this charge. For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $0.09 to $30.45 per $1,000 of term insurance amount. For Policies issued from January 1, 2009 through December 31, 2019, the maximum cost of insurance charge ranges from $0.04 to $35.30 per $1,000 of term insurance amount. For MetFlex C Policies issued before January 1, 2009, the current charge for cost of insurance for coverage under the term benefit ranges from $0.03 to $14.34 per $1,000 of the term insurance amount. The maximum charge for cost of insurance for coverage under both the Base Policy and the term benefit ranges from $0.09 to $30.45 per $1,000 of term insurance amount.
(2)
This charge varies based on individual characteristics of the Insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. Your Policy will indicate the charges applicable to your Policy. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.
(3)
A representative Insured is a male, Issue Age 47, nonsmoker, Guaranteed Issue underwriting class.
(4)
We charge interest on Policy loans but credit you with interest on the amount of the Cash Value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that You may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their current expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.25%	3.38%
PRINCIPAL RISKS
This Prospectus discusses the risks associated with purchasing the Policy. Prospectuses for the Portfolios discuss the risks associated with investment in the Portfolio described therein. Each of the Divisions that is available to you under the Policy invests solely in a corresponding “Portfolio” of a Fund.
Investment Risk. MetLife does not guarantee the investment performance of the Divisions and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any Fixed Account investment option) has its own unique risks. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen. You should review the investment options before making an investment decision. A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling (877) 638-3932 or by going online at https://dfinview.com/MetLife/PUFT/MET000229. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct certain Policy fees and charges from your Policy’s Cash Value, which can significantly reduce your Policy’s Cash Value. During times of poor investment performance, these deductions may have an even greater impact on your Policy’s Cash Value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional Premiums. If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate. For Policies issued on and after January 1, 2020, the guaranteed minimum annual effective rate is 1%. (For Policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.)
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s Cash Value in the near future.
Risk of lapse. Your Policy may lapse without value if you have not paid a sufficient amount of Premiums or if the investment experience of the Divisions is poor. If your Cash Surrender Value is not enough to pay the monthly deduction, your Policy will lapse without value unless you make a Premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does lapse, your insurance coverage will terminate

(although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.
Policy Charges and Expense Increases. We have the right to increase certain Policy charges.
Limitations on Access to Cash Value. We limit partial withdrawals of Cash Value from the Policies. You can make partial withdrawals if: (i) the withdrawal would not result in the Cash Surrender Value being less than sufficient to pay 2 monthly deductions; (ii) the withdrawal is at least $250; (iii) the withdrawal would not result in total Premiums paid exceeding any then current maximum premium limitation determined by Code rules; and (iv) the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a specified face amount decrease. The maximum amount that you may withdraw from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.
Limitations on Transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer. We have adopted procedures to limit frequent transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares as a result of certain market timing activities. You should read each Portfolio's prospectus for more details. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. We may also limit the number of Divisions to which you may transfer Cash Value, and, under certain conditions, we may have to approve transfers to the Fixed Account.
Loans. Before taking a Policy loan you should consider that interest payments on loans are generally not deductible for tax purposes, that under certain situations, Policy loans could be considered taxable distributions, and that amounts held in your Policy Loan Account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow. If you surrender your Policy or if we terminate your Policy, or at the Final Date (see “Benefit at Final Date”), any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans.”) In addition, a Policy loan increases the chances of our terminating your Policy due to insufficient Cash Value and your Policy’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
Tax Treatment. We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. The insurance proceeds payable upon death of the Insured under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The guidance, however, is not entirely clear in certain circumstances, for example, with respect to Policies issued on a substandard risk basis. In general, you should not be deemed to be in receipt of any portion of your Policy’s Cash Value until there is an actual distribution from the Policy. Although the Beneficiary generally should not have to pay federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.
If you pay more than a certain amount of Premiums, you may cause your Policy to become a modified endowment contract (“MEC”). If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Policy (which is generally the excess of Cash Value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If your Policy is part of an equity split dollar arrangement under the economic benefit regime, there is a risk that some portion of the Cash Value may be taxed prior to any Policy distribution.
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
Pandemics and Other Public Health Issues. Pandemics and other public health issues or other events, and governmental, business and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate net asset values; cause the release and possible loss or destruction of confidential Policy owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. The Policy is subject to the risks related to Metropolitan Life. Any obligations (including under any Fixed Account investment option), guarantees of the Portfolios and benefits of the Policy, including any death benefit, are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to You. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (877) 638-3932 or by visiting www.metlife.com/about-us/corporate-profile/ratings.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
Technology Risk. Our business operations rely on functioning and secure information systems, including those of our vendors and other third parties. Technological changes present us with new or intensified challenges, and if we are unable to foresee or adapt to these changes, our business may be adversely affected.

Technological changes may affect our business model and how we interact with our customers. The growth and availability of AI technologies, including generative AI, presents significant opportunities but also complex challenges; these include balancing and mitigating potential risks of harm posed by the development or deployment of AI technologies, as well as implementing and maintaining controls reasonably designed to ensure compliance with an increasingly complex AI regulatory landscape, with evolving requirements that may vary across jurisdictions. We may fail to adopt new technologies as effectively or efficiently as others, leading to competitive harm. If we are unable to update our business model to match evolving consumer preferences or the evolving technological landscape, we may be adversely affected.
New technologies may impact the configuration of our information systems, and how they connect with those of our vendors, service providers and/or partners. Such technological developments may introduce or uncover information security vulnerabilities, which may result in breaches, increased costs associated with maintaining appropriate data privacy, data protection, and cybersecurity measures, enforcement actions against us by regulators or other outcomes that may adversely impact our operations or business. In addition, any such vulnerability that results in a security breach or failure of our information systems, or those of third parties on which we rely, may result in litigation, regulatory action, negative impacts to our business operations, and reputational harm.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a General Account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to owners and Beneficiaries that arise under the Policy are obligations of MetLife and MetLife is obligated to pay all amounts promised to you under the Policies, subject to its financial strength and claims-paying ability.
The Fixed Account
The Fixed Account is part of our general assets that are not in any legally segregated Separate Accounts. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”) and neither the Fixed Account nor the General Account has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fixed Account and the General Account are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Note that the obligations of the Fixed Account are subject to the financial strength and claims-paying ability of MetLife. For Policies issued on January 1, 2020 and after, amounts in the Fixed Account are credited with interest at a guaranteed minimum annual effective rate of 1%. (For Policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.) We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.
Any partial amounts we remove from the Fixed Account (such as any portion of your Policy’s monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.
Separate Account
The Separate Account receives Premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy other policies or certificates that are funded through the Separate Account. The amount of the death benefit and any optional benefits under the Policy that exceeds the Policy’s Cash Value in the Separate Account is paid from our General Account. Death benefits and any optional benefits under the Policy paid from the General Account are subject to the financial strength and claims-paying ability of MetLife. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the General Account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the General Account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Divisions. The Separate Account has subdivisions, called “Divisions.” Each Division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new Divisions to or eliminate Divisions from the Separate Account. You can designate how you would like your Net Premiums and Cash Value to be allocated among the available Divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any Net Premium it pays (rather than any Premium You pay). If so, the Policy will state this. Amounts You allocate to each Division receive the investment experience of the Division, and You bear this investment risk.
The Funds
Portfolios Available Under the Policy. Cash Value allocated to a Division will vary based on the investment experience of the corresponding Portfolio in which the Division invests. There is a risk of loss of the entire amount invested. The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio prospectus and Statement of Additional Information contains information about each Fund and its

Portfolios and may be obtained by visiting dfinview.com/metlife/PUFT/MET000229, calling (877) 638-3932 or through your registered representative.
Each of the Funds is a “series” type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding Division of the Separate Account invests. You should read each Portfolio prospectus carefully. The Portfolio prospectuses contain more information including its investment objectives, strategies, risks and investment advisers.
Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.
Certain Payments We Receive with Regard to the Portfolios. An investment adviser may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses incurred for certain administrative, marketing and support services with respect to the Policy and, in MetLife’s role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy owners and certificate owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the Portfolios for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policy and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser may provide us with wholesaling services that assist in the distribution of the Policy and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policy. Underlying investment managers or sub-investment managers may have an incentive to promote their underlying funds at these sales meeting and thereby receive greater compensation based on assets under management.
As of December 31, 2025, approximately 85% of Portfolio assets held in Separate Accounts of Metropolitan Life and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised or sub-advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised or sub-advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new Premium payments or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners.
We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios You have chosen.
The Portfolio Share Classes that We Offer
The Portfolios offer various classes of shares, each of which has a different level of expenses. The Portfolio prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Portfolio prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy.
Substitution of Portfolios
If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Divisions to allocation of Premium payments or Cash Value, or both, for some or all classes of the Policy, at any time in our sole discretion.
Purchase and Redemption of Portfolio Shares by the Separate Account
As of the end of each Valuation Period (see “Valuation Period” description below in “Other Policy Provisions — When Your Requests Become Effective”), purchases and redemptions of Portfolio shares for the

Separate Account are made at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
●
The allocation of Net Premiums to the Separate Account;
●
Dividends and distributions on Portfolio shares, which are reinvested as of the dates paid (which reduces the value of each share of the Portfolio and increases the number of Portfolio shares outstanding, but has no effect on the Cash Value in the Separate Account);
●
Policy loans and loan repayments allocated to the Separate Account;
●
Transfers to and among Divisions;
●
Withdrawals and surrenders taken from the Separate Account.
Voting Rights
The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other owners. The effect of this proportional voting is that a small number of owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Portfolio shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Portfolio of a Fund.
CONTACTING US
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. To avoid delays, such requests, instructions and notifications generally must be received by us in “good order” (see “Good Order” below). These include: changing your Beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests; or changing your Premium allocations. For the most recent Designated Office address, please call (877) 638-3932 or contact us at SBRservice@metlife.com. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.
Good Order. A request or transaction generally is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions about the procedures and requirements for any requests, instructions or notifications, You should contact us or your sales representative before submitting the form or request.
ISSUING A POLICY
If You want to own a Policy, then You must complete an application, which must be received by your Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.

We offer other variable life insurance policies that have different death benefits, policy features, portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and Cash Values. To obtain more information about these other policies, contact your Designated Office or your sales representative.
There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:
Guaranteed Issue — requires the least evidence of insurability and rating classification;
Simplified Underwriting — requires more evidence of insurability and rating classification; and
Full Underwriting — requires the most evidence of insurability and rating classification.
An Insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same Insured under Full Underwriting.
Generally, we will issue a Policy only for Insureds that are Age 70 or less (although we may decide to permit an Insured that is older) that have provided evidence of insurability that we find acceptable. An “Insured” is the person upon whose life we issue the Policy. For the purpose of computing the Insured’s Age under the Policy, we start with the Insured’s Age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that Issue Age and adding the number of full Policy years completed.
The Date of Policy is usually the date the Policy application is approved and Premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and Monthly Anniversaries). To preserve a younger Age for the Insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic Premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.
Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the Insured’s health on the date of such approval must be the same as stated in the application and, in most states, we can require that the Insured not have sought medical advice or treatment between the date of the application and the date of approval.
PAYMENT AND ALLOCATION OF PREMIUMS
You can make voluntary planned periodic Premium payments and unscheduled Premium payments. The payment of a given Premium won’t necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy’s Cash Surrender Value. If the Cash Surrender Value on any Monthly Anniversary is less than the monthly deduction you will need to make a Premium payment within the grace period to cover the monthly deduction. If the Insured dies during the grace period the insurance proceeds will be payable.
Paying Premiums
We accept Premium payments made by electronic fund transfers, check or cashier’s check. We do not accept cash, money orders or traveler’s checks. You can make Premium payments, subject to certain limitations discussed below.

Voluntary Planned Periodic Premium Schedule. You choose the schedule on your application. The schedule sets forth the amount of Premiums, fixed payment intervals and the period of time that you intend to pay Premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic Premium, you do not have to pay Premiums in accordance with your voluntary planned period Premium schedule.
Unscheduled Premium Payment Option. You also can make other Premium payments at any time.
Premium payments sent by regular U.S. mail should be addressed to: Metropolitan Life Insurance Company, P.O. Box 70501, Philadelphia, PA 19176-0501. Premium payments sent by express mail or courier service should be addressed to: Metropolitan Life Insurance Company, Lockbox #70501, Wells Fargo Bank MAC Y1372-045, 2005 Market Street, 5th Floor, Philadelphia, PA 19103-7042. Make check payable to: Metropolitan Life Insurance Company.
If you send Premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the Premium payment to You, or there may be a delay in applying the payment or transaction to your Policy.
Maximum and Minimum Premium Payments
●
The first Premium may not be less than the Planned Premium unless agreed to by us.
●
After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semiannual basis.
●
Unscheduled Premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to You.
●
You may not pay Premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make Premium payments that would turn your Policy into a MEC, but we will tell You of this status in your annual statement, and if possible, we will tell you how to reverse the status.
●
We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual Premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
●
We may require evidence of insurability for Premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.
Allocating Net Premium
Your allocations of Net Premiums to the Fixed Account are effective as of the Investment Start Date. See "Investment Start Date" in "Other Policy Provisions — When Your Requests Become Effective." Your allocations of Net Premiums to the Divisions of the Separate Account are effective as of the first Valuation Day after the end of the free look period. See “Other Policy Provisions — Free Look Period.” During the free look period, we allocate the Net Premium payments You allocated to the Divisions to a money market Division. At the end of the free look period, we will allocate your Cash Value in that Division among all the Divisions according to your Net Premium allocation instructions.

For Policies issued in California: If you are Age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial Net Premium to a money market Division, we will refund the Premiums You paid if You cancel your Policy within 30 days of receipt of your Policy. If You elected to allocate your initial Net Premium to other Divisions and/or the Fixed Account, we will refund the Policy's Cash Value if You cancel your Policy within 30 days of receipt of your Policy. If You allocated 100% of your Net Premium to a money market Division and You do not cancel your Policy before the end of the 30 day period, we will not automatically transfer your Cash Value or reallocate your future premium. You must contact us to request a transfer or reallocation.
You can instruct us to allocate your Net Premiums among the Fixed Account and the Divisions. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at your Designated Office or in any other manner that we permit. Allocation of all Premiums must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1∕3% of your purchase payment to any Division. If you have Cash Value of at least $60,000,000 in the Fixed Account for all Policies You own, we will have to give prior approval to any allocation of Net Premium or transfer of Cash Value to the Fixed Account.
DEATH BENEFITS
If the Policy is in force, we will pay your Beneficiary the insurance proceeds as of the end of the Valuation Period that includes the Insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the Insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning settlement options is provided under “Income Plans” and on request from your Designated Office. We will pay interest on the proceeds as required by applicable state law.
The Policy’s death proceeds may be paid to the Beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for You.
The Beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the Beneficiary to withdraw the entire amount from the plan, the Beneficiary can also name contingent beneficiaries.
The insurance proceeds equal:
●
The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
●
Any additional insurance proceeds provided by rider; minus
●
Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of two to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary, Policy owner or the certificate owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation — including complete names and contact information, if and as it changes. You should contact your Designated Office in order to make a change to your Beneficiary designation. (See “Contacting Us.”)
Standard Death Benefit Options
You can choose among three options. You select which option you want in the Policy application. The three options are:
●
Option A: The death benefit is a level amount and equals the specified face amount of the Policy. For example, assuming no outstanding Indebtedness, if on the date of death, the face amount is $500,000, then the Death Benefit would be $500,0000.
●
Option B: The death benefit varies and equals the specified face amount of the Policy plus the Cash Value on the date of death. For example, assuming no Indebtedness, if on the date of death the Face Amount is $500,000 and Cash Value is $30,000, then the Death Benefit would be $530,000.
●
Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy Premiums paid exceed withdrawals made. For example, assuming no Indebtedness, if on the date of death, the Face Amount is $500,000 and the Premium Paid is $50,000 and the withdrawal taken is $10,000, the death benefit would be $540,000 ($500,000 + $50,000 - $10,000).
There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the Cash Value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A for Policies with the same specified face amount and Premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.
You can change your death benefit option after the first Policy year, provided that:
●
Your Cash Surrender Value after the change would be enough to pay at least two monthly deductions.
●
The specified face amount continues to be no less than the minimum we allow after a decrease.
●
The total Premiums you have paid do not exceed the then current maximum premium limitations permitted under IRS rules.
●
You provide evidence satisfactory to us of the Insured’s insurability, as we may require.
Any change will be effective on the Monthly Anniversary on or immediately following the date of receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.
Before you change your death benefit option you should consider the following:

●
If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your Cash Value and, in some cases, the death benefit levels.
●
If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a MEC; that You would receive a taxable distribution; and that the maximum Premium amounts that You can pay would change.
Minimum Death Benefit
In no event will the Policy death benefit (plus the proceeds under any term rider on the Insured’s life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying the:
I.
Cash Value Accumulation Test; or
II.
For Policies issued prior to January 1, 2020 only, the Guideline Premium/Cash Value Corridor Test.
You chose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issued your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy’s Cash Value at the Insured’s date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the Insured’s Age at the date of death, and it declines as the Insured grows older.
Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy’s Cash Value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same Cash Value). Also, there are firm limits on the amount of Premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.
In addition:
●
The Cash Value Accumulation Test may allow you to pay a greater amount in Premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any Premium to the extent it would cause the death benefit to increase above certain limits.
●
Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
●
Any advantage of the Cash Value Accumulation Test may be eliminated if Premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of Premiums which may be paid under a Policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If Premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences. (See “Federal Tax Matters — Modified Endowment Contracts” below.)

Specified Face Amount
Choosing Your Initial Specified Face Amount. The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the minimum initial specified face amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.
The term insurance benefit provides coverage on the Insured to Age 100 for Policies issued on and after January 1, 2020 (for Policies issued prior to January 1, 2020, the rider provides coverage to Age 95)for Policies issued on and after January 1, 2020 (for Policies issued prior to January 1, 2020, the rider provides coverage to Age 95). You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, You can reduce the amount of sales charges and current cost of insurance charges that You otherwise would pay. For details, see “Optional Benefits.”
Changing Your Specified Face Amount. Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the Monthly Anniversary on or next following the (a) date of receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.
The specified face amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the Cash Surrender Value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.
Before you change your specified face amount you should consider the following:
●
The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, Cash Value and, in some cases, death benefit levels.
●
Reducing your specified face amount may result in our returning an amount to You which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
●
The amount of additional Premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount You can pay without causing your Policy to be a MEC for tax purposes may also increase or decrease. (See “Federal Tax Matters — Modified Endowment Contracts.”)
●
In some circumstances, the Policy could become a MEC.
●
For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual Target Premium on which these charges are based.

CASH VALUE, TRANSFERS AND WITHDRAWALS
Cash Value
Your Policy’s Cash Value equals:
●
The Fixed Account Cash Value; plus
●
The Policy Loan Account Cash Value; plus
●
The Separate Account Cash Value.
Your Policy’s Cash Surrender Value equals your Cash Value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).
On your Investment Start Date, the Policy’s Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion of any monthly deductions allocated to the Policy’s Cash Value in that Division.
Thereafter, at the end of each valuation period the Cash Value in a Division will equal:
●
The Cash Value in the Division at the beginning of the valuation period; plus
●
All Net Premiums, loan repayments and Cash Value transfers into the Division during the valuation period; minus
●
All partial cash withdrawals, loans and Cash Value transfers out of the Division during the valuation period; minus
●
The portion of any charges and deductions allocated to the Cash Value in the Division during the valuation period; plus
●
The net investment return for the valuation period on the amount of Cash Value in the Division at the beginning of the valuation period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Portfolio over the valuation period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.
The Cash Value in a Division depends on the net investment experience of its corresponding Portfolio and reflects the fees and expenses of the Portfolio. We determine the Cash Value of a Division as of the close of regular trading on the New York Stock Exchange on each day that the New York Stock Exchange is open for trading.
Cash Value Transfers
You can transfer your Cash Value among the Divisions and the Fixed Account at any time beginning after the end of the free look period. The minimum amount You may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. Transfers of Cash Value must be in whole dollar amounts or in full percentages. For example, You may not transfer 33 1∕3% of the Cash Value in any Division to another Division. The maximum amount that You may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon. This limit does not apply to a full surrender or any loans taken. We may also limit the number of Divisions to which you may transfer Cash Value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See “Payment and Allocation of Premiums — Allocating Net Premiums.”)
Restrictions on Frequent Transfers
Frequent requests from Policy owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we treat all American Funds Insurance Series® portfolios (“American Funds Portfolios”) as Monitored Portfolios. In addition, we monitor transfer activity in the Portfolios below (the “Monitored Portfolios”):
●
AB VPS Sustainable Global Thematic Portfolio
●
American Funds American High-Income Trust
●
American Funds EUPAC FundTM
●
American Funds Growth Fund
●
American Funds U.S. Government Securities Fund
●
Baillie Gifford International Stock Portfolio
●
Brighthouse Small Cap Value Portfolio
●
CBRE Global Real Estate Portfolio
●
Emerging Markets Debt Portfolio
●
Emerging Markets Equity Portfolio
●
Franklin Mutual Global Discovery VIP Fund
●
Goldman Sachs Small Cap Equity Insights Fund
●
Harris Oakmark International Portfolio
●
High Income Portfolio
●
Invesco Global Equity Portfolio
●
Invesco Small Cap Growth Portfolio
●
Invesco V.I. EQV International Equity Fund
●
JPMorgan Small Cap Value Portfolio
●
Loomis Sayles Small Cap Core Portfolio
●
MetLife MSCI EAFE® Index Portfolio
●
MetLife Russell 2000® Index Portfolio
●
MFS® Global Equity Series

●
MFS® High Yield Portfolio
●
MFS® New Discovery Series
●
MFS® Research International Portfolio
●
Neuberger Berman Genesis Portfolio
●
Putnam VT International Value Fund
●
Royce Micro-Cap Portfolio
●
Royce Small-Cap Portfolio
●
State Street Emerging Markets Enhanced Index Portfolio
●
T. Rowe Price Small Cap Growth Portfolio
●
Templeton Foreign VIP Fund
●
Templeton Global Bond VIP Fund
●
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “roundtrips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policy. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Policy owner to engage in frequent transfers. We apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent transfer policies established by the Portfolio.
In addition, Policy owners and other persons with interests in the Policy should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some Portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy owners with interests in the Divisions is, or would be, to the disadvantage of other Policy owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Policy owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Policy owner; (3) limiting the dollar amount that may be transferred by an Policy owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Policy owner.
Transfers By Telephone: Subject to our frequent transfer procedures, we may, if permitted by state law, decide in the future to allow you to make transfer requests, and changes to allocations of future Net Premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
●
We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be You or your sales representative, as applicable, as long as that person follows our procedures;
●
We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about You and your Policy, you should protect that information. We may not be able to verify that You are the person providing telephone instructions, or that You have authorized any such person to act for You;
●
All telephone calls will be recorded;
●
You will receive a written confirmation of any transaction;
●
Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.
Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make your request by writing to your Designated Office.
Surrender and Withdrawal Privileges
You can surrender your Policy for its Cash Surrender Value. We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the Insured dies after You surrender the Policy but before the end of the Policy month in which You surrendered the Policy, we will pay your Beneficiary an amount equal to the difference between the Policy’s death benefit and its Cash Value, computed as of the surrender date.
Requests for surrenders and withdrawals that are received in good order are effective on the date of receipt. A request is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. In those cases, the effective time is at the end of the valuation period during which we receive them at Your Designated Office. (Some exceptions to this general rule are noted below.)
A valuation period is the period between two successive valuation dates. A valuation period begins at the close of regular trading on the New York Stock Exchange on a valuation date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding valuation date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The valuation date is each day on which the New York Stock Exchange is open for trading.
You can make partial withdrawals if:
●
the withdrawal would not result in the Cash Surrender Value being less than sufficient to pay 2 monthly deductions;
●
the withdrawal is at least $250;
●
the withdrawal is in a whole dollar amount or a whole percentage;
●
the withdrawal would not result in total Premiums paid exceeding any then current maximum premium limitation determined by Code rules; and
●
the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under “Insurance Proceeds — Specified Face Amount — Changing Your Specified Face Amount,” above.
If You make a request for a partial withdrawal that is not permitted, we will tell You and You may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the Division’s in the same proportion that the Policy’s Cash Value in each such option bears to the total Cash Value of the Policy in the Fixed Account and the Division’s. The maximum amount that you may withdraw from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, email or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Before surrendering your Policy or requesting a partial withdrawal, You should consider the following:
●
Amounts received may be taxable as income and, if your Policy is a MEC, subject to certain tax penalties (See “Federal Tax Matters — Modified Endowment Contracts”);
●
Your Policy could become a MEC;
●
For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal;

●
For partial withdrawals, your specified face amount may also decrease. For Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative Premiums paid.
In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.
Benefit at Final Date
The final date is the Policy anniversary on which the Insured is Age 100 (For Policies issued prior to January 1, 2020 the final date is the Policy anniversary on which the Insured is Age 95). Subject to certain conditions, we will allow You to extend that date where permitted by state law. If the Insured is living on the final date, we will pay you the Cash Surrender Value of the Policy. You can receive the Cash Surrender Value in a single sum, in an account that earns interest, or under an available income plan.
LOAN PRIVILEGES
You can borrow from us and use your Policy as security for the loan. The amount of each loan must be:
●
At least $250.
●
No more than the greater of the Cash Surrender Value less two monthly deductions and 75% of the Cash Surrender Value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.
As of your loan request’s date of receipt, we will:
●
Remove an amount equal to the loan from your Cash Value in the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s Cash Value in each such option bears to the total Cash Value of the Policy in the Fixed Account and the Divisions.
●
Transfer such Cash Value to the Policy Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge is referred to as the loan interest spread, described in further detail below, and will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 1% per year (2.5% for Policies issued from February 24, 2012 through December 31, 2019 and 4% for Policies issued prior to February 24, 2012). At least once a year, we will transfer any interest earned in your Policy Loan Account to the Fixed Account and the Divisions, according to the way that we then allocate your Net Premiums.
●
Charge You interest, which will accrue daily. We will tell You the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:
●
The published monthly average for the calendar month ending two months before the start of such year; and
●
The guaranteed rate used to credit interest to the Cash Value allocated to the Fixed Account for the Policy, plus no more than 1%.
The published monthly average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc. or any successor service; or (b) if the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.

Your interest payments are due at the end of each Policy year and if you don’t pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the Divisions by the same method as other loans. Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a Premium payment, since we will treat any payment for which no designation is made as a Premium payment. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that Net Premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.
Before taking a Policy loan you should consider the following:
●
Interest payments on loans are generally not deductible for tax purposes;
●
Under certain situations, Policy loans could be considered taxable distributions;
●
Amounts held in your Policy Loan Account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow;
●
If you surrender your Policy or if we terminate your Policy, or at the final date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans” below);
●
A Policy loan increases the chances of our terminating your Policy due to insufficient Cash Value. We will terminate your Policy with no value if: (a) on a Monthly Anniversary your loans (plus accrued interest) exceed your Cash Value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the Monthly Anniversary;
●
Your Policy’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
OPTIONAL BENEFITS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Interim Term Insurance Benefit Rider
This rider provides a term
insurance benefit if any
Insured person dies on or
after the date of the rider and
before the date of the Policy.
This rider will not advance
the time of payment of any
dividend or any endowment
date under the Policy.
		Optional	Available only at the time you apply for the Policy.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Term Insurance Rider	This rider provides term insurance on the life of the Insured, payable to the Beneficiary if the Insured dies prior to the end of the coverage period.	Optional	Available only at the time you apply for the Policy. Rider may not be reinstated after a written request to terminate the rider is received.
Enhanced Cash Surrender Value	This rider will refund a portion of charges upon full surrender of the Policy within the stated period.	Optional	Available only at the time you apply for the Policy. Not available when Refund of Sales Charge Rider is added to the Policy. Available only with pre-approval.
Acceleration of Death Benefit Rider	This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the Insured resulting in a life expectancy of 12 months or less.	Optional
Benefit is provided to you
only if elected by your
employer. This benefit may
reduce your death benefit by
more than the amount of the
accelerated payment.

Available to purchase
throughout the life of the
Policy.

Accidental Death Benefit Rider	This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the Insured if such death was caused by an accident.	Optional	No longer sold on new Policies. This was only available at Issue Ages 20-65 and is payable through Age 70.
Business Exchange Rider	The Policy owner has the right to exchange insurance on the life of an Insured who is Age 65 or less for insurance on the life of another.	Optional	Only available if purchased for all of the executives in the plan at inception. Request for the exchange must be in writing.
Refund of Sales Charge Rider	If a Policy is surrendered during the first five Policy years, we will refund to the Policy owner any sales charge deducted within 365 days preceding the Policy surrender.	Optional	Available only at the time you apply for the Policy. Not available in NJ prior to January 24, 2020. Not available when Enhanced Cash Value Rider is added to the Policy.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Yearly Renewable Term Insurance Rider	An additional death benefit that can be purchased at time of sale.	Optional	No longer sold on new Policies. This was available only at the time you applied for the Policy.
Disability Waiver Benefit Rider	This rider provides that if the Insured becomes totally disabled for a continuous period of at least 6 months, we will waive the monthly deductions.	Optional	No longer sold on new Policies. This was available only at the time you applied for the Policy. An increase in specified face amount may not be covered by this rider.
Interest Income	The amount applied to this income option will earn interest which will be paid monthly.	Standard	Withdrawals of at least $500 each may be made at any time by written request.
Installment Income for a Stated Period	Payments under this income option will be made in monthly installment payments over a chosen period.	Standard	The period chosen can be from 1 to 30 years.
Installment Income of a Stated Amount	Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid.	Standard
Single Life Income-Guaranteed Payment Period	Payment under this income option will be made monthly during the lifetime of the payee with a chosen guaranteed payment period.	Standard	The guaranteed period can be 10, 15 or 20 years.
Single Life Income-Guaranteed Return	Payment under this income option will be made monthly during the lifetime of the payee.	Standard	If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Joint and Survivor Life Income	Payment under this income option will be made monthly and paid jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor.	Standard	A total payment period of 10 years is guaranteed.
*
The availability of certain benefits may vary by employer. You should ask your employer which optional benefits are available.
Optional Insurance Benefits
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to You.
Each insurance benefit rider contains important information, including limits and conditions that apply to the benefits. If You decide to purchase any of the benefits, You should carefully review their provisions to be sure the benefit is something that you want.
You should also consider:
●
That the addition of certain riders can restrict your ability to exercise certain rights under the Policy;
●
That the amount of benefits provided under the rider is not based on investment performance of a Separate Account; but, if the Policy terminates because of poor investment performance or any other reason, the rider generally will also terminate;
●
That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.
Interim Term Insurance Benefit Rider: This rider is only available at the time You apply for the Policy and provides a term insurance benefit if any Insured person dies on or after the date of the rider and before the date of the Policy. Under the rider, we will pay the term insurance benefit to the Beneficiary upon the death of the Insured while the rider in force. This rider will not advance the time of payment of any dividend or any endowment date under the Policy. This rider will have no effect on any guaranteed Cash Value or any benefit in the event of non-payment of Premiums provided under the Policy.
For example, If you purchased this rider for a coverage amount of $2,000 and the Insured were to die while this rider were in force, we would pay a $2,000 benefit to the Beneficiary.
Term Insurance Rider: This rider is only available at the time You apply for the Policy and provides term insurance on the Insured. Under the rider, we will pay the term insurance benefit to the Beneficiary upon the death of the Insured while the rider is in force. This rider may not be reinstated after a written request to terminate the rider is received.
For example, if you purchased this rider on your Policy for a coverage amount of $2,000 and the Insured were to die while your Policy and this rider were in force, we would pay a $2,000 benefit to the Beneficiary.

Enhanced Cash Surrender Value: This rider provides a refund of a portion of the cumulative charges we have deducted from your Premium payments and part of the cost of term insurance that we deducted in the current Policy year if you surrender the Policy within the specified time periods. For example, if you purchased this rider and it is in effect on the date that you surrender your Policy we will refund the applicable portion of the charges. This rider is only available at the time you apply for the Policy and isn't available when Refund of Sales Charge Rider is added to the Policy. This rider is only available only with pre-approval.
For Policies that include this rider, we will refund (a) part of the cumulative charges we have deducted from your Premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in the Tables below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval.
I. For MetFlex Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund the amounts shown in Table A below:
Table A
Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	95%
2	95%	85%
3	90%	75%
4	85%	65%
5	80%	55%
6	75%	45%
7	70%	35%
8	65%	25%
9	60%	15%
10	55%	5%
11 and later	None	None
*
The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your Premium.
II. For MetFlex C Policies issued on or after November 5, 2001 and before February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal in the first seven Policy years, we will refund the amounts shown in Table B below:
Table B
Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	75%
2	90%	50%
3	75%	25%

Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
4	60%	None
5	45%	None
6	30%	None
7	15%	None
8 and later	None	None
*
The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.
For example, under the current schedule for the Enhanced Cash Surrender Value Rider (Table A above), if you surrender your Policy in the first Policy year and you had paid $200 in cumulative Premium charges and $100 for term insurance charges, we will refund the entire $200 of cumulative Premium charges and $95 of the term insurance charges.
Accidental Death Benefit: This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the Insured if such death was caused by an accident. The amount of this death benefit is shown in the rider specifications. If You purchased the rider and sufficient Premiums were paid such that both the Policy and the rider were in force at the death of the Insured and the death was accidental as defined in the rider, the Beneficiary would receive an additional death benefit under this rider. The amount of benefit provided may not exceed the specified face amount of the Base Policy. This rider is no longer sold on new Policies and was only available at Issue Ages 20-65. The rider benefit is payable through Age 70.
For example, if the Policy benefit were $100,000 and the additional death benefit under this rider was $50,000, the Beneficiary in this scenario would receive a death benefit totaling $150,000.
Acceleration of Death Benefit Rider: This rider is provided to You only if elected by Your employer and is available to purchase through the life of the Policy. This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the Insured resulting in a life expectancy of 12 months or less. If you added this rider to your Policy and both the Policy and rider were in force at a time where the Insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). We will compute the accelerated death benefit based on the following discount rate: 1. The amount of eligible proceeds you choose to accelerate; 2. reduced life expectancy; 3. a processing charge not to exceed $150; and 4. an interest rate no greater than the greater of: a. the current yield on 90 day treasury bills; and b. the current maximum statutory adjustable policy loan interest rate. Payment under this rider may affect eligibility for benefits under state or federal law. You must apply at least 25% of the face amount. You cannot apply more than the greater of $250,000 and 10% of the eligible proceeds under this and all other similar riders issued by us and our affiliates.
For example, if the Insured satisfies the requirements to request the accelerated death benefit and requests $250,000, then assuming the discount rate is 4.25%; the Policy owner will receive $239, 808.15. This amount is derived as follows: We apply the discount factor of 4.25% to $250,000. ($250,000 / (1.0425) = $239,808.15).
Business Exchange Rider: This rider must be purchased for all executives in the plan at issue of the Policy and will allow the Policy owner to exchange insurance on the life of an Insured executive who is Age 65 or less for the insurance on the life of another executive Age 65 or less. Requests for the exchange must be in writing. For example, the Policy owner may decide to exchange the insurance on an executive that has departed the company for a newly hired executive.
Refund of Sales Charge Rider: This rider provides the Policy owner with a refund of any sales charges that were deducted within 365 days preceding the Policy surrender. This rider is available only at the time you apply for the Policy. The rider was not available in New Jersey prior to January 24, 2020. The rider is not available when the Enhanced Cash Value Rider is added to the Policy. For example, if the Policy owner paid $100 in sales charges on a partial withdrawal and then surrenders the Policy 180 days later, the Policy owner will receive a refund of the $100.
Yearly Renewable Term Insurance Rider: This rider provides an additional death benefit and could have been purchased at the time the Policy is issued. The rider is no longer sold on new Policies and was available only at the time the Policy was purchased. For example, if the Insured purchases a Policy for $100,000 and purchases term insurance under this rider for $25,000, upon the death of the Insured while the Policy and rider are in force, the Beneficiary would receive $125,000.
Disability Waiver Benefit Rider: Upon proof of total disability for a continuous period of at least 6 months, this rider provides for a waiver of monthly deduction. If you purchased this rider and the Insured became disabled as defined in the rider, while the Policy and the rider were still in force the monthly deductions would be waived while the Insured was disabled. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the Cash Value, which if insufficient, could result in the Policy’s termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider. If disability starts on or before the Insured’s 60th birthday, monthly deductions will be waived as they fall due while the Insured remains disabled. If this total disability continues uninterruptedly until the Insured’s 65th birthday, such disability will be deemed to continue thereafter and all future monthly deductions will be waived. If disability starts after the 60th birthday but on or before the 65th birthday of the Insured, monthly deductions will be waived as they fall due while the Insured remains disabled until the later of: (a) the Policy anniversary when the Insured is Age 65, or (b) the third Policy anniversary after disability starts. Any monthly deductions due after that will be made from the accumulation fund. This rider is no longer sold on new Policies and was available only at the time you applied for the Policy. For example, if the Insured became disabled after their 60th birthday as defined in the Policy and the monthly deduction in a given month was $50, we would waive that $50 deduction from Cash Value.
Income Plans
Generally, you can receive the Policy’s insurance proceeds, amounts payable at the final date or amounts paid upon surrender under an income plan instead of in a lump sum. We will not make the decision of whether to pay the proceeds under an income plan instead of in a lump sum. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Before You choose an income plan You should consider:
●
The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your Beneficiary should consult with a qualified tax adviser about tax consequences.
●
That your Policy will terminate at the time You commence an income plan and You will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan. Unless specifically provided in the income plan, once elected, You may not make withdrawals from the income plan.

●
That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.
Interest Income Settlement Option: This settlement option allows the Beneficiary of the Policy to maintain the money in an interest bearing account and receive monthly interest payments and make partial withdrawals rather than receiving a lump sum insurance benefit upon the death of the Insured. Withdrawals of at least $500 each may be made at any time by written request. For example, if the death benefit that is payable on the death of the Insured is $100,000, the Beneficiary may elect to receive only the interest on this amount on a quarterly basis.
Installment Income for a Stated Period Settlement Option: This settlement option allows the Beneficiary of the Policy to receive the death benefit in monthly installments over a stated period of time (from 1 to 30 years) rather than receiving a lump sum insurance benefit upon the death of the Insured. For example, if the death benefit that is payable on the death of the Insured is $100,000, the Beneficiary may elect to receive monthly installments over a 10 year period and each monthly installment will consist of a portion of the death benefit plus interest.
Installment Income of a Stated Amount: Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid. For example, if the death benefit that is payable on the death of the Insured is $100,000, the Beneficiary may elect to receive monthly installments which will consist of a portion of the death benefit plus interest until the stated amount is paid.
Single Life Income-Guaranteed Payment Period: This settlement option allows the Beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the Beneficiary with a chosen guaranteed payment period of 10, 15 or 20 years. For example, if the Beneficiary elects to receive monthly installments for life with a guaranteed period of 10 years and the Beneficiary dies in year 8, the new beneficiary will receive monthly installments until the end of the 10 year period.
Single Life Income-Guaranteed Return: This settlement option allows the Beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the payee and if the payee dies before the total amount applied under this option is paid, then the remaining death benefit will be paid to the new beneficiary in a lump sum. For example, if the death benefit that is payable on the death of the Insured is $100,000 and the Beneficiary elects to receive monthly payments for their life with a guaranteed return of $100,000 and the Beneficiary dies after $80,000 has been paid, the remaining $20,000 will be paid to the new beneficiary in a lump sum.
Joint and Survivor Life Income-Guaranteed Payment Period: This settlement option allows the joint Beneficiaries of the Policy to receive the death benefit in monthly installments during the lifetime of the Beneficiaries with a 10 year guaranteed payment period. For example, if the Beneficiaries elects to receive monthly installments for life with a guaranteed period of 10 years and one Beneficiary dies, the survivor Beneficiary will continue to receive monthly installments for their lifetime. If the survivor Beneficiary dies in year 8, the new beneficiary will receive monthly installments until the end of the 10 year period.
CHARGES AND DEDUCTIONS
Important Information Applicable to all Policy Charges and Deductions
The charges discussed in the paragraphs that follow are all included in the Fee Table. You should refer to the Fee Table for information about the rates and amounts of such charges, as well as other information that is not covered below.

The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.
Services and benefits we provide:
●
the death benefit, cash, and loan benefits under the Policy;
●
investment options, including Premium allocations;
●
administration of elective options; and
●
the distribution of reports to Policy owners.
Costs and expenses we incur:
●
costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders);
●
overhead and other expenses for providing services and benefits;
●
sales and marketing expenses; and
●
other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
●
that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the Insureds die sooner than we estimate; and
●
that the charges of providing the services and benefits under the Policy exceed the charges we deduct.
We may profit from the charges, including the cost of term insurance charge and the mortality and expense risk charge. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policy. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.
Charges Deducted from Premiums
Annual Target Premium. We use the concept of annual Target Premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual Target Premium to be:
For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the Issue Age of the Insured and the initial specified face amount (see “Federal Tax Matters — Modified Endowment Contracts”).
For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the Issue Age of the Insured, the specified face amount of insurance of the Base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual Target Premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.

Sales Charge. We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each Premium. For Premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the Premium paid until the total payments in each such year equal the annual Target Premium, and for Policy years 11 and later the rate we charge is up to 3% of each Premium until the total payments in the year equal the annual Target Premium. No sales charge is or will be assessed against any Premiums paid in any Policy year in excess of a total equal to the annual Target Premium. The maximum rate we can charge for Premiums received up to a total equal to the annual Target Premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.
Administrative Charge. We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to 1.05% (currently, this deduction is 0.55% in Policy years 1-10) of each Premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual Target Premium, and 0.05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate. The current administrative charge for MetFlex (for policies issued on and after 1/1/2009) is up to 0.55% of annual Target Premium paid in Policy years 1 to 10 and up to 1.05% of annual Target Premium paid in Policy years 11 and later. The current administrative charge for MetFlex C Policies issued before December 31, 2008 and for MetFlex Policies issued before January 1, 2009 is up to 1.05% of annual Target Premium paid for all Policy years. For all of these Policies the current administrative charge on Premiums paid in excess of annual Target Premium in all Policy years is 0.05%.
Charge for Average Expected State and Local Taxes Attributable To Premiums. We make this charge to reimburse us for the state premium taxes that we must pay on Premiums we receive. Premium taxes vary from state to state and currently range from 0 to 5.00% of Premiums paid. Our charge of 2.25% approximates the average tax rate we expect to pay on Premiums we receive from all states.
Charge for Expected Federal Taxes Attributable to Premiums. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of Premiums we receive. We deduct 1.2% of each Premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your Premiums.
Loan Interest Spread. We charge interest on Policy loans but credit you with interest on the amount of the Cash Value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%. The current loan interest spread is 0.25% of the loan amount.
Charges Included in the Monthly Deduction
We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s Cash Value in each such option bears to the total Cash value of the Policy in the Fixed Account and the Divisions. We deduct the monthly deductions as of each Monthly Anniversary, commencing with the Date of Policy.
●
Cost of Term Insurance on the Base Policy. This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the Insured dies.
The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the Cash Value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the Cash Value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).
The term insurance rate is based on our expectations as to future experience, taking into account the Insured’s sex (if permitted by law and applicable under your Policy), Age, underwriting class and rate class. The rates will never exceed the guaranteed rates. The guaranteed rates are based on certain 2017 Commissioners Standard Ordinary Mortality Tables for Policies issued on and after January 1, 2020. For Policies issued between January 1, 2009 and December 31, 2019, the guaranteed rates are based on the corresponding 2001 Commissioners Standard Ordinary Mortality Tables. For Policies issued prior to January 1, 2009, the guaranteed rates are based on the corresponding 1980 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same Age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the Insured’s Age increases.
Rate class relates to the level of mortality risk we assume with respect to an Insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The Insured’s rate class will affect your cost of term insurance.
You can also have more than one rate class in effect, if the Insured’s rate class has changed and You change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
The current maximum cost of term insurance on the Base Policy is $33.79 per $1,000 of term insurance amount and the current minimum cost of term insurance on the Base Policy is $0.03 per $1,000 of term insurance amount.
●
Mortality and Expense Risk Charge. We make this monthly charge primarily to compensate us for mortality risks that Insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the Cash Value in each Division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of 0.90% of the Cash Value in the Separate Account.
For MetFlex Policies issued on an after January 1, 2009, the current mortality and expense risk charge is equal to an effective annual rate of 0.40% of the Cash Value in the Separate Account for Policy years 1 to 9; 0.20% for Policy years 10 to 20; and thereafter, 0.10%. For MetFlex Policies issued before January 1, 2009, the current mortality and expense risk charge is equal to an effective annual rate of 0.60% of the Cash Value in the Separate Account for Policy years 1 to 9 and thereafter 0.30%. For MetFlex C Policies, the current mortality and expense risk charge is equal to an effective annual rate of 0.48% of the Cash Value in the Separate Account for Policy years 1 to 9; 0.36% for Policy years 10 to 20; and 0.30% thereafter.
Charges for Certain Optional Rider Benefits
The charge for an optional benefit that you add by rider to your Policy will generally be deducted as part of the monthly deduction and are reflected in the fee table.

The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.
Interim Term Insurance Benefit: This charge is deducted only from your initial Premium payment, and only if You elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the Insured prior to the time that coverage under the Policy takes effect. The current maximum charge is $33.79 per $1,000 of term insurance amount and the current minimum charge is $0.03 per $1,000 of term insurance amount.
Disability Waiver Benefit Rider: This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The current maximum charge for this rider is $0.09 per $1,000 of insurance amount and the current minimum charge for this rider is $0.012 per $1,000 of insurance amount. This rider is no longer sold on new Policies.
Yearly Renewable Term Insurance Rider: This rider provides a term insurance benefit. The current maximum charge for this rider is $14.34 per $1,000 of term insurance amount and the current minimum charge is $0.03 per $1,000 of term insurance amount. This rider is no longer sold on new Policies.
Accidental Death Benefit: This rider provides for the payment of an insurance benefit if the sole cause of the Insured’s death is an accident. The benefit amount is based on a percentage of the Policy's face amount and varies with the type of loss, as specified in the rider. The current maximum cost for coverage is $0.12 per $1,000 of accidental death benefit amount and the current minimum cost for coverage is $0.07 per $1,000 of accidental death benefit amount. This rider is no longer sold on new Policies.
Term Insurance Rider: This rider provides a term insurance benefit. The current maximum charge for this rider is $25.34 per $1,000 of term insurance amount and the current minimum charge is $0.02 per $1,000 of term insurance amount.
Variations In Charges
We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
●
The nature of the group and its organizational framework;
●
The method by which sales will be made to the individuals associated with the group;
●
The facility by which Premiums will be paid;
●
The group’s capabilities with respect to administrative tasks;
●
Our anticipated persistency of the Policy;
●
The size of the group and the number or years it has been in existence;
●
The aggregate amount of Premiums we expect to be paid on the Policy owned by the group or by individuals associated with the group.
Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

Portfolio Company Charges
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolios shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
Other Charges
Additional Taxes. In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Cash Surrender Value of the Policy. If we do incur such taxes, we reserve the right to charge Cash Value allocated to the Separate Account for these taxes.
Cash Value Transfers. We do not currently charge for any transfer amounts. We reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.
Underwriting Charge. This charge applies if you request an increase in your specified face amount. We may charge up to $3 per $1,000 of increase in specified face amount. We do not currently impose this charge.
Lapse
Termination. We will terminate your Policy without any Cash Surrender Value or death benefit if:
●
The Cash Surrender Value is less than the monthly deduction; and
●
We do not receive a sufficient Premium payment within the 61-day grace period to cover the monthly deduction. We will mail You notice if any grace period starts.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of Premium required to keep the Policy in force, and the date the payment is due. Subject to minimum Premium requirements, the amount of the Premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement. Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy Loan Account), subject to certain terms and conditions that the Policy provides. If You meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the final date. You also must provide us:
●
A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
●
Evidence of insurability that we find satisfactory.
●
An additional Premium amount that the Policy prescribes for this purpose.

FEDERAL TAX MATTERS
The following is a brief summary of some tax rules and includes information about different types of benefits, not all of which may be available under the Policy. Such discussion does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
●
Insurance proceeds are generally excludable from your Beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).
●
In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the Insured employee and consent is received from the Insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
●
The death proceeds may be subject to federal estate tax: (i) if paid to the Insured’s estate or (ii) if paid to a different Beneficiary if the Insured possessed incidents of ownership at or within three years before death.
●
If you die before the Insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
●
Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.
●
The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.
Cash Value (If Your Policy Is Not a Modified Endowment Contract)
●
You are generally not taxed on your Cash Value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of Premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total Premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans
●
Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
●
Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the Insured is a 20% owner, officer, director or employee of the business.
●
If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy’s Cash Value and any remaining Policy Cash Value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the Premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary Premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Policy as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.
If your Policy is considered a modified endowment contract the following applies:
●
The death benefit will still generally be income tax free to your Beneficiary, to the extent discussed above.
●
Amounts withdrawn or distributed before the Insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
●
An additional 10% income tax penalty generally applies to the taxable portion of the amounts you receive before age 59 1∕2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.

●
If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Diversification
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policy to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policy from being treated as the owners of the underlying Separate Account assets.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the Insured dies, the death proceeds will generally be includable in the Policy owner’s estate for purposes of the Federal estate tax if the Policy owner was the Onsured. If the Policy owner was not the Insured, the fair market value of the Policy would be included in the Policy owner’s estate upon the Policy owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $15 million federal estate, gift and generation-skipping transfer tax exemption for deaths occurring and gifts made after December 31, 2025 (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Withholding
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Policy owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy owner’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Guidance on Split Dollar Plans
The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.
The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.
Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.
In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.

Transfer of Issued Life Insurance Policies to Third parties.
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
●
Possible taxation of Cash Value transfers between investment options;
●
Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
●
Possible changes in the tax treatment of Policy benefits and rights.
To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.
The Company’s Income Taxes
Under current federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from Premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy owners since we are the owner of the assets from which the tax benefits are derived.
RIGHTS WE RESERVE
We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify You of any changes that result in a material change in the underlying investments in the Divisions, and you will have a chance to transfer out of the affected Division (without charge). Some of the changes we may make include:
●
Operating the Separate Account in any other form that is permitted by applicable law;
●
Changes to obtain or continue exemptions from the 1940 Act;
●
Transferring assets among Divisions or to other Separate Accounts, or our General Account or combining or removing Divisions from the Separate Account;
●
Substituting units in a Division for units of another Division of a Portfolio or another fund or investment permitted by law;

●
Changing the way we assess charges without exceeding the aggregate amount of the Policy’s guaranteed maximum charges;
●
Making any necessary technical changes to the Policy to conform it to the changes we have made.
Some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that You necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.
OTHER POLICY PROVISIONS
Free Look Period
Carefully review your Policy, which contains a full discussion of all its provisions. You can return the Policy during this period. The period ends on the later of:
●
10 days after You receive the Policy (unless state law requires a longer specified period); and
●
the date we receive a receipt signed by You.
If You return your Policy, we will send You a complete refund of any Premiums paid (or Cash Value plus any charges deducted if state law requires) within seven days.
For Policies issued in California: If you are Age 60 or older, You may cancel the Policy within 30 days after You receive it. If You elected on the Policy application to allocate 100% of your initial Net Premium to a money market Division, we will refund the Premiums You paid; if You elected to allocate your initial Net Premium to the other Divisions and/or the Fixed Account, we will refund the Policy’s Cash Value.
Suicide
If the Insured commits suicide within the first two Policy years (or any other period required by state law), your Beneficiary will receive all Premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the Beneficiary only the cost of any increase in specified face amount if the Insured commits suicide within two years of such increase.
Assignment and Change in Ownership
You can assign your Policy as collateral if You notify us in writing. The assignment or release of the assignment is effective when it is recorded at your Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to You or your Beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Reports
Generally, You will promptly receive statements confirming your significant transactions such as:
●
Change in specified face amount;

●
Change in death benefit option;
●
Transfers among Divisions;
●
Partial withdrawals;
●
Loan amounts you request; and
●
Loan repayments and Premium payments.
We will also send You an annual statement generally within 30 days after a Policy year. That statement will summarize the year’s transactions and include information on:
●
Deductions and charges;
●
Status of the death benefit;
●
Cash and Cash Surrender Values;
●
Amounts in the Divisions and Fixed Account;
●
Status of Policy loans;
●
Automatic loans to pay interest; and
●
Information on your MEC status (if applicable).
We will also make available a Portfolio's annual and semi-annual reports to shareholders. Reports will be available online and we will send You a notice when a report is available. You may also request paper copies of these reports.
When Your Requests Become Effective
Generally, requests, Premium payments and other instructions and notifications received in “good order” (see “Good Order” in “Contacting Us”) are effective on the date of receipt. In those cases, the effective time is at the end of the valuation period during which we receive them at your Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
A valuation period is the period between two successive valuation dates. A valuation period begins at the close of regular trading on the New York Stock Exchange on a valuation date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding valuation date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The valuation date is each day on which the New York Stock Exchange is open for trading.
Accordingly, if we receive your request, Premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, Premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).
The valuation day following the end of the free look period is the effective time of the Premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first Net Premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the date of receipt of your first Premium payment.

We may also suspend or postpone payment for a withdrawal when we have a reasonable belief that the payment being requested is connected to financial exploitation of a Specified Adult. A Specified Adult is a person who is age 65 or older or a person aged 18 or older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. If we reasonably suspect financial exploitation of a Specified Adult, we will place a temporary hold on the payment, transfer the amount of the payment to the Fixed Account and provide notification to you, the Trusted Contact Person(s) on file and any other party authorized to make transactions under the Policy that a hold has been placed on the payment(s) pending further investigation. A Trusted Contact Person is the person or persons designated by you as a person we may contact should we not be able to contact you or if you are a Specified Adult and we reasonably believe or suspect that you have or are being financially exploited. The Trusted Contact Person may be changed by you by contacting our Designated Office. We may hold the payment for up to 15 business days (or longer under certain conditions) after the temporary hold was placed while we conduct further investigation, unless the period is extended by a regulator or court order.
Third Party Requests
Generally, we accept requests for transactions or information only from You. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.
Exchange Privilege
If You decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire Cash Value (or the Cash Value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy Cash Value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.
SALES OF THE POLICY
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or online.
The Policy is sold through licensed life insurance sales representatives associated with broker-dealers with which MLIDC enters into a selling agreement.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Policy, e.g., commissions payable to broker-dealers who sell the Policy. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus. We may require all or part of the compensation to be returned to us if You do not continue the Policy for at least five years.

MLIDC pays commissions to the broker-dealer through which the sales representative is registered. Commissions paid are based on a “gross dealer concession” model. Broker-dealers pay their sales representatives all or a portion of the gross dealer concession for their sales of the Policy. The portion that the broker-dealer passes through to its sales representatives is determined in accordance with the broker-dealer’s internal compensation program. These programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these broker-dealers may also receive non-cash compensation pursuant to the firm’s guidelines or directly from us or MLIDC.
The gross dealer concession for the Policy varies based on the Policy year and on whether the amount of Premiums paid in a Policy year is greater or less than the Policy’s Target Premium. The Target Premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of Premiums paid up to the amount of the Target Premium, and 2.5% of Premiums paid in excess of the Target Premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of Premiums paid up to the amount of the Target Premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all Premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on the Policy’s Cash Value. Under alternative schedules that are available, the gross dealer concession in the first Policy year ranges from 10% to 21% Premiums paid up to the Target Premium and 2% of any excess; in Policy years 2 through 10, it ranges from 8.5% to 10% of Premiums paid up to the Target Premium and 1.5% of any excess; in Policy years 11 and later, it is 3% of Premiums paid up to the Target Premium and 1.5% of any excess; and in Policy years 8 and thereafter, a gross dealer concession ranging from 0.1% to 0.15% is paid on the Policy’s Cash Value.
MLIDC has entered into distribution arrangements with certain selected broker-dealers for the sale of the Policy and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may pay additional compensation to these broker-dealers, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.
Marketing allowances are periodic payments to certain broker-dealers, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policy) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policy). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer’s line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers’ sales representatives.
The additional types of compensation discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policy.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about You or your Policy to government regulators.
FINANCIAL STATEMENTS
The financial statements comprising each Division of the Separate Account and the financial statements of MetLife are located in the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

GLOSSARY
Age — The age of an Insured refers to the Insured’s age at his or her nearest birthday.
Attained Age — The Insured’s Issue Age plus the number of completed Policy years.
Base Policy — The Policy without riders.
Beneficiary — The beneficiary is the person or persons designated by the Policy owner to receive insurance proceeds upon the death of the Insured. A beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the death of the Insured. If there is more than one beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy owner.
Cash Surrender Value — The amount You receive if You surrender the Policy. It is equal to the Policy’s Cash Value reduced by any outstanding Policy loan and accrued and unpaid interest.
Cash Value — A Policy’s cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, and if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.
Date of Policy — The date on which coverage under the Policy and monthly deductions begin. If you make a Premium payment with the application, unless you request otherwise, the date of policy is generally the date the Policy application is approved. If you choose to pay the initial Premium upon delivery of the Policy, unless you request otherwise, the date of policy is generally the date on which we receive your initial payment. The date of policy is used to measure Policy years, Policy months, and Policy anniversaries.
Designated Office — Our Designated Office varies based on the type of service request or transaction that you are making. For the most recent Designated Office address, please call (877) 638-3932 or contact us at SBRservice@metlife.com.
Division — A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.
Fixed Account — The fixed account is a part of our General Account to which you may allocate Net Premiums. It provides guarantees of principal and interest. Aspects of the fixed account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund — An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness — The total of any unpaid Policy loan and loan interest.
Insured — The person upon whose life the Policy is issued.
Investment Start Date —  The later of the policy date and the date we first receive a Premium payment for the Policy.
Issue Age — The Age of the Insured as of his or her birthday nearest to the policy date.

Loan Account — The account to which Cash Value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.
Monthly Anniversary — The same date in each month as the policy date. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.
Net Premium — The net premium is equal to the Premium payment minus the sales charge, state tax charge and federal tax charge, administrative charges and any rider charges.
Planned Premium — The planned premium is the Premium payment schedule you choose to help meet your future goals under the Policy. The planned premium consists of a first-year Premium amount and an amount for Premium payments in subsequent Policy years. It is subject to certain limits under the Policy.
Portfolio — A portfolio represents a class (or series) of a Fund in which a Division’s assets are invested.
Premiums — Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.
Separate Account — Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Target Premium — We use the target premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of sales charge imposed on Premium payments. The target premium varies by Issue Age, sex (except for unisex Policies), smoking status and any flat extras and substandard rating of the Insured, and the Policy’s base face amount, with additional amounts for most riders.
You — “You” refers to the Policy owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available. Not all Divisions may be available under your Policy. You should check with your Employer as to which Divisions are available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/PUFT/MET000229. You can also request this information at no cost by calling (877) 638-3932 or by contacting us at sbrservice@metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	AB VPS Sustainable Global Thematic Portfolio* - Class B AllianceBernstein L.P.	1.19%	6.02%	3.02%	9.80%
US Equity	American Funds American High-Income Trust* - Class 2 Capital Research and Management CompanySM	0.62%	8.24%	5.60%	6.96%
International Equity	American Funds EUPAC FundTM*# - Class 2 Capital Research and Management CompanySM	0.72%	26.77%	3.40%	7.00%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
US Fixed Income	American Funds U.S. Government Securities Fund* - Class 2 Capital Research and Management CompanySM	0.50%	7.75%	-0.23%	1.70%
Allocation	Asset Manager 70% Portfolio* - Service Class Fidelity Management & Research Company LLC	0.72%	18.15%	7.53%	8.76%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.74%	19.31%	0.96%	7.62%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	4.15%	3.09%	2.10%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
US Equity	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.03%	1.57%	6.77%	8.05%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	7.83%	8.29%	10.73%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	15.91%	12.30%	13.62%
Sector	CBRE Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.66%	7.11%	4.30%	4.22%
US Equity	Contrafund® Portfolio - Service Class Fidelity Management & Research Company LLC	0.64%	21.42%	15.26%	15.66%
International Fixed Income	Emerging Markets Debt Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited	1.10%	15.33%	2.70%	4.51%
International Equity	Emerging Markets Equity Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	1.25%	32.96%	4.37%	7.27%
US Equity	Equity-Income Portfolio - Service Class Fidelity Management & Research Company LLC	0.56%	18.92%	12.41%	11.49%
Global Equity	Franklin Mutual Global Discovery VIP Fund - Class 2 Franklin Mutual Advisers, LLC	1.16%	23.34%	12.00%	8.52%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Target Date	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.44%	13.33%	4.84%	7.38%
Target Date	Freedom 2025 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.46%	14.59%	5.52%	8.02%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.69%	5.16%	3.79%	10.15%
US Equity	Goldman Sachs Small Cap Equity Insights Fund* - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%	16.14%	10.47%	10.84%
US Fixed Income	Government Money Market Portfolio - Initial Class Fidelity Management & Research Company LLC	0.25%	4.13%	3.10%	2.03%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	33.17%	6.72%	7.01%
US Fixed Income	High Income Portfolio* - Initial Class Fidelity Management & Research Company LLC	0.81%	10.36%	4.22%	5.59%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	15.88%	7.56%	11.28%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.99%	5.83%	-0.91%	9.00%
US Equity	Invesco V.I. Comstock Fund - Series II Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
International Equity	Invesco V.I. EQV International Equity Fund - Series I Invesco Advisers, Inc.	0.90%	16.50%	3.68%	6.22%
US Fixed Income	Investment Grade Bond Portfolio - Service Class Fidelity Management & Research Company LLC	0.47%	7.14%	-0.06%	2.61%
Allocation	Janus Henderson Balanced Portfolio - Service Shares Janus Henderson Investors US LLC	0.87%	14.82%	8.21%	9.86%
US Equity	Janus Henderson Enterprise Portfolio - Service Shares Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
US Equity	Janus Henderson Forty Portfolio - Service Shares Janus Henderson Investors US LLC	0.87%	17.86%	11.37%	15.96%
US Equity	Janus Henderson Research Portfolio - Institutional Shares Janus Henderson Investors US LLC	0.82%	18.39%	14.11%	15.88%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	14.04%	10.28%	16.71%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	JPMorgan Small Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.79%	12.48%	9.93%	9.09%
US Equity	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	15.21%	15.06%	14.19%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	5.29%	7.44%	9.43%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	7.04%	-0.64%	1.75%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	7.19%	8.81%	10.43%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.37%	31.02%	8.62%	8.04%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
Global Equity	MFS® Global Equity Series* - Service Class Massachusetts Financial Services Company	1.18%	13.28%	5.45%	8.64%
US Fixed Income	MFS® High Yield Portfolio* - Service Class Massachusetts Financial Services Company	0.97%	8.47%	3.63%	5.30%
US Equity	MFS® New Discovery Series* - Service Class Massachusetts Financial Services Company	1.12%	12.56%	-0.54%	10.46%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	22.41%	5.54%	7.57%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.87%	10.83%	6.15%	7.38%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Mid Cap Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.80%	11.49%	9.83%	10.31%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	13.55%	-5.58%	14.29%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	-4.57%	2.86%	9.12%
Alternative	PIMCO All Asset Portfolio* - Administrative Class Pacific Investment Management Company LLC Subadviser: Research Affiliates, LLC	2.13%	14.20%	5.60%	6.77%
Sector	PIMCO CommodityRealReturn® Strategy Portfolio* - Administrative Class Pacific Investment Management Company LLC	3.19%	18.79%	10.55%	6.54%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.13%	7.93%	1.40%	3.35%
US Fixed Income	PIMCO Long-Term U.S. Government Portfolio - Administrative Class Pacific Investment Management Company LLC	2.48%	6.15%	-6.82%	0.01%
US Fixed Income	PIMCO Low Duration Portfolio - Administrative Class Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%
US Fixed Income	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.58%	9.21%	0.19%	2.55%
International Equity	Putnam VT International Value Fund - Class IB Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. Franklin Templeton Investment Management Limited The Putnam Advisory Company, LLC	1.06%	34.68%	12.49%	8.86%
US Equity	Royce Micro-Cap Portfolio - Investment Class Royce Investment Partners	1.22%	13.89%	9.17%	10.14%
US Equity	Royce Small-Cap Portfolio - Investment Class Royce Investment Partners	1.18%	8.93%	10.66%	7.88%
International Equity	State Street Emerging Markets Enhanced Index Portfolio - Class B (formerly known as SSGA Emerging Markets Enhanced Index Portfolio## - Class B) Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.80%	34.14%	6.04%	—

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.56%	15.70%	9.64%	14.39%
US Equity	T. Rowe Price Large Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.53%	12.32%	10.55%	10.36%
US Equity	T. Rowe Price Mid Cap Growth Portfolio*§(1) - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. is the subadviser T. Rowe Price Investment Management, Inc. is the sub-subadviser	0.95%	3.42%	3.83%	9.77%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	10.30%	5.75%	10.88%
International Equity	Templeton Foreign VIP Fund* - Class 1 Templeton Investment Counsel, LLC	0.83%	29.51%	8.52%	6.01%
Global Fixed Income	Templeton Global Bond VIP Fund* - Class 1 Franklin Advisers, Inc.	0.50%	16.09%	-0.69%	0.11%
US Equity	Victory Pioneer Mid Cap Value VCT Portfolio* - Class I Victory Capital Management Inc.	0.76%	11.19%	11.16%	9.01%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.60%	2.51%	9.90%	9.86%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.57%	9.07%	1.42%	4.03%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
##
Effective April 28, 2025, the SSGA Emerging Markets Enhanced Index Portfolio II (formerly Brighthouse/abrdn Emerging Markets Equity Portfolio) of the Brighthouse Funds Trust I merged with and into the SSGA Emerging Markets Enhanced Index Portfolio of Brighthouse Funds Trust I. Values prior to April 28, 2025 reflect the performance of the SSGA Emerging Markets Enhanced Index Portfolio II.
(1)
Effective April 29, 2011, the Portfolio closed to new investments and transfers into the Portfolio.
#
Effective May 15, 2026, the American Funds International Fund changed its name to American Funds EUPAC Fund.
The fee and expense information regarding the Portfolios was provided by those Portfolios.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, dated the same date as this Prospectus, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information by visiting https://dfinview.com/MetLife/PUFT/MET000229 or calling (877) 638-3932 or contacting us through our website at https://sbr.metlife.com. To receive a personalized illustration of death benefits, Cash Surrender Value and Cash Values, and to request other information about the Policies and make investor inquiries, call us at (877) 638-3932 or contact us through our website at https://sbr.metlife.com.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Managing your variable life policy just got easier. We’re excited to share our enhanced website with you. Login or register today at online.metlife.com and enjoy a more convenient way to manage your policy and sign-up for eDelivery!
EDGAR ID: C000011872 (MetFlex) &
C000028813 (MetFlex C)

STATEMENT OF ADDITIONAL INFORMATION FOR
MetFlex Flexible Premium Variable Life Insurance Policy
and MetFlex C Flexible Premium Variable
Life Insurance Policy
Issued by Metropolitan Life Separate Account UL
Metropolitan Life Insurance Company
April 27, 2026
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus for MetFlex and MetFlex C Flexible Premium Variable Life Insurance Policies (the "Policy" or "Policies"). A copy of that Prospectus may be obtained by visiting dfinview.com/metlife/PUFT/MET000229, by calling (877) 638-3932, by contacting us at sbrservice@metlife.com.
The financial statements comprising each of the Divisions of the Separate Account and the financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on April 13, 2026.
Unless otherwise indicated, terms used in this Statement of Additional Information have the same meaning as they do in the Prospectus.
SAI-1

Table of Contents

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES	SAI-3
Limits To MetLife’s Right To Challenge The Policy	SAI-3
Misstatement Of Age Or Sex	SAI-3
Dividends	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-3
Payment and Deferment	SAI-3
Potential Conflicts of Interest	SAI-4
ADDITIONAL INFORMATION ABOUT VOTING	SAI-4
ADDITIONAL INFORMATION ABOUT SALES OF POLICIES	SAI-4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-5
FINANCIAL STATEMENTS	SAI-5
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a General Account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).
For more information about MetLife, please visit our website at www.metlife.com.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES
Limits To MetLife’s Right To Challenge The Policy
We will not contest:
●
Your Policy after two Policy years from issue or reinstatement (excluding riders added later);
●
An increase in a death benefit after it has been in effect for two years.
Misstatement Of Age Or Sex
We will adjust benefits to reflect the correct age and sex of the Insured, if this information isn’t correct in the Policy application.
Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.
Dividends
The Policy is “nonparticipating,” which means it is not eligible for dividends from us and does not share in any distributions of our surplus.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment and Deferment
We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to six months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
●
The New York Stock Exchange has an unscheduled closing.
●
There is an emergency so that we could not reasonably determine the investment experience of a Policy.
●
The Securities and Exchange Commission (“SEC”) determines that an emergency exists.
●
The SEC by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).
●
With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
SAI-3

●
We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.
We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.
Potential Conflicts of Interest
The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
ADDITIONAL INFORMATION ABOUT VOTING
If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC.
The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
Your Policy’s Cash Value in the corresponding Division; by the net asset value of one share of that Portfolio. We will count fractional votes.
If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same Separate Account for which we did receive voting instructions. Also, we will vote Portfolio shares that are not attributable to insurance or annuity owners (including shares that we hold in our General Account) or that are held in Separate Accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.
ADDITIONAL INFORMATION ABOUT SALES OF POLICIES
Information about the distribution of the Policies is contained in the prospectus. (See “Sales of Policy.”) Additional information is provided below.
The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Policies.
MLIDC is a Missouri corporation and its principal office is located at 200 Park Avenue, New York, New York 10166-0188. MLIDC is an indirect wholly-owned subsidiary of MetLife, Inc. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. MLIDC has entered into selling agreements with other broker-dealers and compensates them for their services.
MLIDC received sales compensation with respect to the Policies in the following amounts during the periods indicated:
SAI-4

Fiscal year	Aggregate Amount of Commission Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2025	$657,148	$0
2024	$646,240	$0
2023	$708,496	$0
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account UL as of December 31, 2025, the related statements of operations and changes in net assets for each of the years or partial periods included within the three-year period ended December 31, 2025, the financial highlights for each of the years or partial periods included within the five-year period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”), incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are incorporated herein by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on April 13, 2026. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-5

Part C: Other Information
Item 30. Exhibits
(a)
Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of
Metropolitan Life Separate Account UL. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)		Custodian Agreements. None.
(c)	(i)
Form of Selected Broker Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(ii)
Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company dated
October 1, 2018. (incorporated herein by reference to Post-Effective Amendment No. 31 to Metropolitan Life
Separate Account E's Registration Statement on Form N-4 (File No. 333-52366) filed April 23, 2019.)

(iii)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated
September 2012. (Incorporated herein by reference to Post- Effective Amendment No. 27 to Registrant’s
Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	(i)
Specimen Flexible Premium Variable Life Insurance Policy. (Incorporated herein by reference to Pre-Effective
Amendment No. 2 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.)

(ii)
Alternative pages required by state law. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(iii)
Endorsement for calculation of minimum death benefit using the Cash Value Accumulation test. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File
No. 033-57320) filed April 30, 1997.)

(iv)
Accelerated Death Benefit and Zero Cost Loan Riders. (Incorporated herein by reference to Post-Effective
Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed on April 30,
1997.)

	(v)	Yearly Renewable Term Rider. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)
	(vi)	Refund of sales load rider. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)
(vii)
Amended Policy Specifications Page indicating alternate premium expense charges. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-
57320) filed April 26, 1996.)

(viii)
Enhanced Cash Surrender Value Rider. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 22, 2002.)

	(ix)	Term Insurance Rider. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.)
	(x)	Accidental Death Benefit Rider (82A-90 U). (Incorporated herewith by reference to Post-Effective Amendment No. 40 on Form N-6 (033-57320) filed April 21, 2025.)
	(xi)	Interim Term Insurance Benefit Rider (R.S. 643). (Incorporated herewith by reference to Post-Effective Amendment No. 40 on Form N-6 (033-57320) filed April 21, 2025.)
	(xii)	Business Exchange Rider (R.S. 1266). (Incorporated herewith by reference to Post-Effective Amendment No. 40 on Form N-6 (033-57320) filed April 21, 2025.)
	(xiii)	Disability Waiver Benefit (83W-94). (Incorporated herewith by reference to Post-Effective Amendment No. 40 on Form N-6 (033-57320) filed April 21, 2025.))
(e)
Amended Application Forms for Policy and Form of Receipt (including State variations) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-
57320) filed April 30, 1997.)

(f)	(i)
Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective December 21, 2023).
(Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement
on Form N-6 (File No. 033-57320) filed April 23, 2024.)

(ii)
Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016) (Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6
(File No. 033-57320) filed April 20, 2022.)

(g)		Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
(h)	(i)
Participation Agreement with Janus Aspen Series (Institutional Shares and Service Shares) and Metropolitan Life
Insurance Company, on its own behalf and on behalf certain of its separate accounts (dated April 30, 2004).
(Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-57320) filed April 30, 2004.)

(ii)
Amendment No. 2 to Participation Agreements with Janus Aspen Series (Institutional and Service Shares) and
Metropolitan Life Insurance Company, on its own behalf and on behalf certain of its separate accounts (effective
May 1, 2011). (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s
Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

(iii)
Amendment No. 3 to Fund Participation Agreement with Janus Aspen Series (Institutional and Service Shares) and
Metropolitan Life Insurance Company, on its own behalf and on behalf certain of its separate accounts (effective
November 25, 2013). (Incorporated herein by reference to Post-Effective No. 27 to the Registrant’s Registration
Statement on Form N-6 (File No. 033-57320) filed April 11, 2014.)

(iv)
Participation Agreement with AIM Variable Insurance Funds, AIM Distributors, Inc. and Metropolitan Life
Insurance Company (dated April 30, 2004). (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.)

(v)
Amendment No. 1 to the Participation Agreement dated April 30, 2004 among AIM Variable Insurance Funds, AIM
Distributors, Inc. and Metropolitan Life Insurance Company effective April 28, 2008. (Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-6 (File No.
033-57320) filed April 23, 2024.)

(vi)
Amendment No. 2 to the Participation Agreement dated April 30, 2004 among AIM Variable Insurance Funds,
Invesco Aim Distributors and Metropolitan Life Insurance Company dated September 30, 2009. (Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-6
(File No. 033-57320) filed April 23, 2024.)

(vii)
Amendment to Participation Agreement with AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(“AVIF”), Invesco Distributors, Inc. and Metropolitan Life Insurance Company effective April 30, 2010.
(Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-57320) filed April 14, 2011.)

(viii)
Participation Agreement with Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Metropolitan
Life Insurance Company (dated April 30, 2004) (Incorporated herein by reference to Post-Effective Amendment No.
16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.)

(ix)
Amendment No. 1 to Participation Agreement with Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co.
and Metropolitan Life Insurance Company (effective May 1, 2010) (Incorporated herein by reference to Post-
Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed
April 12, 2012.)

(x)
Participation Agreement among American Funds Insurance Series, Capital Research and Management Company
and Metropolitan Life Insurance Company, dated April 30, 2001. (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to Metropolitan Separate Account E’s Registration Statement on Form N-4 (File No. 333-52366)
filed August 3, 2001.)

(xi)
Amendment No. 1 dated May 1, 2006 to the Participation Agreement dated April 30, 2001 among Metropolitan Life
Insurance Company, American Funds Insurance Series, and Capital Research and Management Company;
Amendment No. 2 dated as April 28, 2008 to the Participation Agreement dated April 30, 2001, as previously amended among Metropolitan Life Insurance Company, American Funds Insurance Series, and Capital Research
and Management Company; and Amendment No. 3 dated as of November 10, 2008 to the Participation Agreement dated April 30, 2001, as previously amended among Metropolitan Life Insurance Company, American Funds
Insurance Series, and Capital Research and Management Company. (Incorporated herein by reference to Pre-
Effective Amendment No. 1 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No.
333-160722) filed November 2, 2009.)

(xii)
Amendment to Participation Agreement dated April 30, 2010 between American Funds Insurance Series, Capital
Research and Management Company and Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E's Registration Statement on Form N-4
(File No. 333-83716) filed April 12, 2011.)

(xiii)
Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated November 19, 2014. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E's Registration Statement
on Form N-4 (File No. 333-176654) filed April 13, 2016.)

(xiv)
Amendment to Participation Agreements between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated June 7, 2021. (Incorporated herein by reference to Post-Effective Amendment No. 37 to Metropolitan Life Separate Account E's Registration Statement on
Form N-4 (File No. 333-52366) filed April 21, 2022.)

(xv)
Amended and Restated Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance
Trust II and Metropolitan Life Insurance Company dated May 1, 2009. (Incorporated herein by reference to Post-
Effective Amendment No. 10 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 33-
133675) filed April 22, 2009.)

(xvi)
Participation Agreement Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,
Inc. and Metropolitan Life Insurance Company (dated April 30, 2004) (Incorporated herein by reference to Post-
Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed
April 30, 2004.)

(xvii)
Amendment No. 1, dated as of May 1, 2007 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors,
Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the
Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed on April 20, 2022.)

(xviii)
Amendment No. 2, dated as of November 10, 2008 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton
Distributors, Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed on April 20, 2022.)

(xix)
Amendment No. 3 dated as of October 5, 2010 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors,
Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2011.)

(xx)
Participation Agreement Addendum to Amended and Restated Participation Agreement, dated May 1, 2004, between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts (effective May 1, 2011) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

(xxi)
Amendment to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust, Franklin/
Templeton Distributors, Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on
behalf of itself and certain of its separate accounts (executed January 15, 2013). (Incorporated herein by reference to Post-Effective No. 26 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 11,
2013.)

(xxii)
Amendment No. 5 dated as of December 2, 2013 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust Franklin/Templeton Distributors,
Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective No. 27 to the Registrant’s
Registration Statement on Form N-6 (File No. 033-57320) filed April 11, 2014.)

(xxiii)
Amendment dated as of August 1, 2014 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust Franklin/Templeton Distributors, Inc.,
Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective No. 8 to the Registrant’s Registration
Statement on Form N-6 (File No. 333-147508) filed April 14, 2016.)

(xxiv)
Participation Agreement among Citicorp Life Insurance Company, PIMCO Variable Insurance Trust and
Metropolitan Life Insurance Company (effective May 1, 2001) (Incorporated herein by reference to the
Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed August 28,
2014.)

(xxv)
Assignment of and Amendment No. 1 to Participation Agreement dated May 1, 2001 among Metropolitan Life
Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors, LLC (formerly
PIMCO Funds Distributors, LLC) (October 6, 2006) (Incorporated herein by reference to the Metropolitan Life
Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed August 28, 2014.)

(xxvi)
Amendment No. 2 to Participation Agreement dated May 1, 2001 among Metropolitan Life Insurance Company,
PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors, LLC (signed April 7, 2009)
(Incorporated herein by reference to the Metropolitan Life Separate Account E’s Registration Statement on Form
N-4 (File No. 333-198448) filed August 28, 2014.)

(xxvii)
Amendment No. 3 to Participation Agreement dated May 1, 2001 among Metropolitan Life Insurance Company,
PIMCO Variable Insurance Trust and PIMCO Investments, LLC (effective April 8, 2011) (Incorporated herein by reference to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448)
filed August 28, 2014.)

(xxviii)
Amendment to Participation Agreement dated May 1, 2009 among PIMCO Variable Insurance Trust, PIMCO
Investments, LLC, and Metropolitan Life Insurance Company (effective April 18, 2011) (Incorporated herein by reference to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448)
filed August 28, 2014.)

(xxix)
Amendment to the Participation Agreement dated May 1, 2009 among PIMCO Variable Insurance Trust and
Metropolitan Life insurance Company (dated October 27, 2014) (Incorporated herein by reference to Pre-Effective
Amendment No. 2 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-
198448) filed November 10, 2014.)

(xxx)
Participation Agreement with Royce Capital Fund (dated November 19, 2008) (Incorporated herein by reference to
Post-Effective No. 28 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April15,
2015.)

(xxxi)
Amendment to Participation Agreement dated November 19, 2008 between Royce Capital Fund, Royce & Associates,
LLC and Metropolitan Life Insurance Company effective April 30, 2010. (Incorporated herein by reference to Post-
Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed
April 14, 2011.)

(xxxii)
Amendment No. 2 to Participation Agreement dated November 19, 2008 between Royce Capital Fund, Royce &
Associates, LLC and Metropolitan Life Insurance Company effective dated April 22, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-6 (File No.
033-57320) filed April 23, 2024)

(xxxiii)
Participation Agreement dated March 6, 2017, by and among Brighthouse Funds Trust I, Metropolitan Life
Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(xxxiv)
Amendment dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust I, Metropolitan
Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 27 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-83716) filed April 28, 2021.)

(xxxv)
Participation Agreement dated March 6, 2017, by and among Brighthouse Funds Trust II, Metropolitan Life
Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(xxxvi)
Amendment dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust II, Metropolitan
Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 27 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-83716) filed April 28, 2021.)

(xxxvii)
Amended and Restated Participation Agreement dated January 26, 2018, among Fidelity Variable Insurance
Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 5 to Metropolitan Life Separate Account E's Registration Statement on
Form N-4 (File No. 333-190296) filed April 10, 2018.)

(xxxviii)
Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and Paragon Life
Insurance dated October 30, 1995. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon
Separate Account D's Registration Statement on Form S-6 (File No. 333-80393) Filed on September 1, 1999.)

(xxxix)
Amendment No. 1 Participation Agreement dated October 30, 1995 among Putnam Variable Trust, Putnam Retail
Management Limited Partnership and Metropolitan Life Insurance Company dated April 14, 1996. (Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-6
(File No. 033-57320) filed April 23, 2024.)

(xxxx)
Amendment No. 4 to Participation Agreement dated October 30, 1995 among Putnam Variable Trust, Putnam Retail
Management Limited Partnership and Metropolitan Life Insurance Company dated as of October 11, 2006.
(Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement
on Form N-6 (File No. 033-57320) filed April 23, 2024.)

(xxxxi)
Amendment No. 5 to Participation Agreement dated October 30, 1995 among Putnam Variable Trust, Putnam Retail
Management Limited Partnership and Metropolitan Life Insurance Company dated as of April 28, 2008.
(Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement
on Form N-6 (File No. 033-57320) filed April 23, 2024.)

(xxxxii)
Amendment No. 6 to Participation Agreement dated October 30, 1995 between Putnam Variable Trust, Putnam
Retail Management Limited Partnership and Metropolitan Life Insurance Company dated May 1, 2016.
(Incorporated herein by reference to Post Effective Amendment No. 30 to Metropolitan Life Separate Account UL's
Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2017.)

(xxxxiii)
Amendment to Participation Agreement dated October 30, 1995 between Putnam Variable Trust, Putnam Retail
Management Limited Partnership and Metropolitan Life Insurance Company dated May 27, 2021. (Incorporated herein by reference to Post Effective Amendment No. 24 to Paragon Separate Account B's Registration Statement
on Form N-6 (File No. 333-133675) filed April 20, 2022.)

(xxxxiv)
Amendment dated August 27, 2021 to Participation Agreement dated May 1, 2001 among Metropolitan Life
Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Investments, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6 (File No.
033-57320) filed April 20, 2022.)

(xxxxv)
Amendment No. 1 to Participation Agreement by and among Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, Pioneer Investment Management, Inc., the investment adviser of the
Pioneer Variable Contracts Trust, and Pioneer Funds Distributor, Inc., and the Trust is made and entered into effective as of May 1, 2011. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the
Registrant's Registration Statement on Form N-6 (File No. 033-57320)filed April 12, 2012.)

(i)		Administrative Contracts. Not Applicable.
(j)		Other Material Contracts. Not Applicable.
(k)
Opinion and Consent of Marie C. Swift as to the legality of the securities being registered. (Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on form N-6 (File No.
333-147508) filed April 4, 2008.)

(l)		Actuarial Opinion. Not Applicable.
(m)		Calculation. Not Applicable.
(n)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Omitted Financial Statements. Not Applicable.
(p)		Initial Capital Agreements. Not Applicable.
(q)
Memoranda describing certain procedures filed pursuant to Rule 6e 3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form S-6 (File No. 033-
57320) filed April 30, 1997.)

(r)		Form of Initial Summary Prospectus. Not applicable.
(s)		Powers of Attorney.

(i)
Powers of Attorney for Carla A. Harris, Carlos M. Gutierrez, Christian S. Mumenthaler, Denise M. Morrison, Diana L.
McKenzie, Jeh C. Johnson, John D. McCallion, Laura J. Hay, Mark A. Weinberger, Michel A. Khalaf, Robert G.
Hubbard, and William E. Kennard for Metropolitan Life Insurance Company and its designated Separate Accounts.
(Incorporated herein by reference to Post-Effective Amendment No. 17 to Metropolitan Life’s Separate Account E’s
Registration Statement on Form N-4, File No. 333-190296, Filed January 29, 2026.)

(ii)
Power of Attorney for Adrienne O’Neill for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to Post-Effective Amendment No. 16 to Metropolitan Life Separate
Account E’s Registration Statement on Form N-4, File No. 333-190296, Filed November 12, 2025.)

(iii)	Powers of Attorney for Daniel S. Glaser and Michelle Seitz for Metropolitan Life Insurance Company and its designated Separate Accounts. (Filed herewith.)

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Robert G. Hubbard 200 Park Avenue New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Daniel S. Glaser 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez 200 Park Avenue New York, NY 10166	Director
Carla Harris 200 Park Avenue New York, NY 10166	Director
Laura J. Hay 200 Park Avenue New York, NY 10166	Director
Jeh C. Johnson 200 Park Avenue New York, NY 10166	Director
William E. Kennard 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
Denise M. Morrison 200 Park Avenue New York, NY 10166	Director
Christian S. Mumenthaler 200 Park Avenue New York, NY 10166	Director
Michelle Seitz 200 Park Avenue New York, NY 10166	Director
Mark A. Weinberger 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Bryan E. Boudreau	Executive Vice President & Chief Actuary
Marlene Debel	Executive Vice President and Chief Risk Officer
Monica Curtis	Executive Vice President and Chief Legal Officer and Head of Government Relations
John D. McCallion	Executive Vice President and Chief Financial Officer
John A. Hall	Executive Vice President and Treasurer
William C. O'Donnell	Executive Vice President, Chief Financial Officer, U.S., MetLife Holdings
Bill Pappas	Executive Vice President, Global Technology & Operations
Adrienne O’Neill	Executive Vice President and Chief Accounting Officer
Ramy Tadros	Regional President, U.S. Business and Head of MetLife Holdings

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2025
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2025. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

3.	ML 225 6th Street Member LLC (DE)
4.	MetLife Retirement Services LLC (NJ)
5.	MetLife 500 Canal Street Member LLC (DE) - This entity is wholly owned by Metropolitan Life Insurance Company
6.	ML Bellevue Member LLC (DE) - 89.5% of ML Bellevue Member LLC is owned by Metropolitan Life Insurance Company and 10.5% is owned by Metropolitan Tower Life Insurance Company.
7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
8.	CC Holdco Manager, LLC (DE)
9.	MetLife Funding, Inc. (DE)
10.	6104 Hollywood, LLC (DE)
11.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
12.	MetLife Securitization Depositor LLC (DE)
13.	WFP 1000 Holding Company GP, LLC (DE)
14.	MTU Hotel Owner, LLC (DE)
15.	MetLife Water Tower Owner LLC (DE)
16.	Missouri Reinsurance, Inc. (CYM)
17.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a.	The Building at 575 Fifth Retail Holding LLC (DE)
	b.	The Building at 575 Fifth Retail Owner LLC (DE)
18.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife
Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

	1)	Met Canada Solar ULC (CAN)
19.	Plaza Drive Properties, LLC (DE)
20.	White Oak Royalty Company (OK)
21.	Midtown Heights, LLC (DE)
22.	MetLife Legal Plans, Inc. (DE)
23.	MetLife Next Gen Ventures, LLC (DE)
24.	ML District NoHo Master Member, LLC (DE)
25.	MetLife Properties Ventures, LLC (DE)
26.	MET 1065 Hotel, LLC (DE)
27.	ML MMIP Member, LLC (DE)
28.	Transmountain Land & Livestock Company (MT)
29.	MEX DF Properties, LLC (DE)
30.	PREFCO Fourteen, LLC (DE)
31.	ML HS Member LLC (DE)
32.	MetLife Tower Resources Group, Inc. (DE)
33.	ML 4000 MACARTHUR MEMBER LLC (DE) - Metropolitan Life Insurance Company owns 100% of ML 4000 MacArthur Member LLC.

34.	Housing Fund Manager, LLC (DE)
35.	ML Cooperative Member, LLC (DE)
36.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
37.	MAV Trust Holdings LLC (DE)
38.	MAV 1 (DE)
39.	ML Clal Member 2.0, LLC (DE)
40.	ML PFV Member LLC (DE)
	a.	PF Venture LLC (DE) - ML PFV Member LLC holds a 94.117647% interest and MTL PFV Member LLC holds a 5.882353% interest.
41.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
42.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
43	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
44.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
45.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
46.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
47.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
48.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
49.	Haskell East Village, LLC (DE)
50.	ML Sloan’s Lake Member, LLC (DE)
51.	ML 610 Zane Member, LLC (DE)
52.	HD Owner LLC (DE)
53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
54.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
55.	Boulevard Residential, LLC (DE)
56.	MetLife Ontario Street Member, LLC (DE)
57.	Pacific Logistics Industrial South, LLC (DE)
58.	MetLife Ashton Austin Owner, LLC (DE)
59.	MetLife Acoma Owner, LLC (DE)
60.	1201 TAB Manager, LLC (DE)
61.	MetLife 1201 TAB Member, LLC (DE)
62.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
63.	ML 300 Third Member LLC (DE)
64.	MNQM TRUST 2020 (DE)

65.	Oconee Hotel Company, LLC (DE)
66.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
67.	ML Hudson Member, LLC (DE)
68.	MCJV, LLC (DE)
69.	MetLife THR Investor, LLC (DE)
70.	ML Matson Mills Member LLC (DE)
71.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
72.	Southcreek Industrial Holdings, LLC (DE)
73.	ML OMD Member, LLC (DE)
74.	MetLife OFC Member, LLC (DE)
75.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
76.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
77.	MetLife GV Owner LLC (DE)
78.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
		1)	MMP Holdings III, LLC (DE)
			a)	MMP South Park REIT, LLC (DE)
				(1)	MMP South Park OWNER, LLC (DE)
			b)	MMP Olivian REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
79.	MC Portfolio JV Member, LLC (DE)
80.	Pacific Logistics Industrial North, LLC (DE )
81.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
82.	ML One Bedminster, LLC (DE)
83.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
84.	ML-AI MetLife Member 3, LLC (DE)
85.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
86.	ML-AI MetLife Member 5, LLC (DE)
87.	MetLife HCMJV 1 GP, LLC (DE)
88.	MetLife HCMJV 1 LP, LLC (DE)
89.	ML Corner 63 Member, LLC (DE)
90.	MCRE BLOCK 40, LP (DE)
91.	ML Mililani Member, LLC (DE) - 40% of ML Mililani Member, LLC is owned by Metropolitan Life Insurance Company and 60% is owned by Metropolitan Tower Life Insurance Company.
92.	MetLife Japan US Equity Owners LLC (DE)

93.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
94.	MMP Owners, LLC (DE)
95.	ML AG Member (DE)
96.	10700 Wilshire, LLC (DE)
97.	Chestnut Flats Wind, LLC (DE)
99.	ML Terraces, LLC (DE)
99.	Viridian Miracle Mile, LLC (DE)
100.	MetLife Boro Station Member, LLC (DE)
101.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
102.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (US) LLC (DE)
		1)	LHC Holdings (US) LLC (DE)
			a)	LHCW Hotel Holding LLC (DE)
				(1)	LHCW Hotel Holding (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
103.	White Tract II, LLC (DE)
104.	MetLife OBS Member, LLC (DE)
105.	MetLife SP Holdings, LLC (DE)
	a.	MetLife Private Equity Holdings, LLC (DE)
106.	MetLife Park Tower Member, LLC (DE)
	a.	Park Tower REIT, Inc. (DE)
		1)	Park Tower JV Member, LLC (DE)
107.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
108.	MetLife Chino Member, LLC (DE)
109.	MetLife Campus at SGV Member LLC (DE)
110.	MNQM Trust Holdings LLC (DE)
111.	ML 240 West 35th Owner LLC (DE)
	a.	40 West 35th Fund LP (DE)
112.	ML Artisan Crossing PE Member, LLC (DE)
113.	ML 1960 Grand LLC (DE)
	a.	1960 Grand Fund LP (DE) - 58.96% of 1960 Grand Fund LP is owned by MetLife Insurance K.K. and 41.04% is owned by MLIC
	b.	1960 Grand Venture LLC (DE)
	c.	1960 Grand Owner LLC (DE)
114.	TOV Owner LLC (DE)
115.	MZO Owner LLC (DE)
116.	ML Cooperative Member, LLC (DE)
117.	505 Penobscot Drive RWC, LLC (DE)

	118.	ML MetWest Member LLC (DE) - 70.95% of ML MetWest Member LLC is owned by Metropolitan Life Insurance Company and 29.05% is owned by Metropolitan Tower Life Insurance Company
	119.	ML Beachwood Place LLC (DE) - 93.97% owned by Metropolitan Life Insurance Company and 6.07% owned by Metropolitan Tower Life Insurance Company
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)
			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
	5.	MTL PFV Member LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
		a.	Fortissimo Co. Ltd. (Japan)
		b.	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
		c.	MetLife Japan Owner (Blocker) LLC (DE)
		d.	MetLife Japan 1960 Grand Blocker LLC (DE)
		e.	240 West 35th GP LLC (DE)
		F	MetLife Japan 240 West 35th Owner (Blocker) LLC (DE)
		g.	MetLife Japan US Equity Owners (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)

	a.	ALICO Hellas Single Member Limited Liability Company (Greece)
4.	MetLife Global Holding Company I GmbH (Swiss)
	a.	MetLife Global Holding Company II LLC (DE and Swiss) - MetLife Global Holding Company II LLC is dual chartered in DE and Switzerland.
		1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II LLC (DE and Swiss), 10.0000315938813% is owned by
MetLife Chile Inversiones Limitada, and International Technical and Advisory Services Limited, Borderland
Investments Limited, and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

		4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
		5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MetLife Regional Services, S.A. de C.V. (Mexico) - 99.999509% of MetLife Regional Services, S.A. de C.V. Mexico
is held by MetLife Global Holding Company II LLC (DE and Swiss) and 0.000491% is held by MetLife UK
Management Company Limited (England/UK).

			a)	Fundación MetLife Mexico, A.C.
		7)	MetLife International Holdings, LLC (DE)
			a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y
Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios,
S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
			b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
			c)	MetLife Asia Limited (Hong Kong)
			d)	MetLife International Limited, LLC (DE)
			e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

			g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
h)
MetLife Global Holdings LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. MetLife Global Holdings LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(1)
Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings LLC and
0.3% is owned by MetLife International Holdings, LLC. Metropolitan Global Management, LLC is a DE
LLC and is considered domiciled in Ireland from a tax perspective.

(2)
Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings LLC
(DE) and 0.3% is owned by MetLife International Holdings, LLC. Metropolitan Global Management,
LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(a) MetLife Insurance Company of Korea, Ltd. (Republic of Korea)

					i.	MetLife Financial Services, Co., Ltd. (South Korea)
				(b)	MetLife UK Management Company (Limited) (England/UK)
					i.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife UK Management Company Limited (England/UK) and the remaining interest by third parties.
					ii.	PineBridge Investments Deutschland GmbH (Germany)
				(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
					i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
					ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
						1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings LLC (DE) and 0.3% is owned by MetLife International Holdings, LLC.
					iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
iv.
MetLife Regional Services, S.A. de C.V. (Mexico) - 99.999509% of MetLife Regional Services,
S.A. de C.V. (Mexico) is held by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.000491% is
held by MetLife UK Management Company Limited (England/UK)

			(3)	MetLife Ireland Treasury d.a.c (Ireland)
				(a)	MetLife General Insurance Limited (Australia)
				(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
					i.	MetLife Services Pty Limited (Australia)
					ii.	MetLife Investments Pty Limited (Australia)
						1)	MetLife Insurance and Investment Trust (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c. and 8.83532% by MetLife Global Holdings LLC (DE).
		i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
		j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
		k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by
Natiloportem Holdings, LLC.

m)
PNB MetLife India Insurance Company Limited - 49.73117806% of PNB MetLife India Insurance Company
Limited is owned by MetLife International Holdings, LLC, 0.00000005% is owned by each of MetLife Global
Operations Support Center Private Limited and MetLife Services East Private Limited, and the remainder by third parties.

n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Adminis-
tradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002%
by Natiloportem Holdings, LLC.

5.	MetLife Global Holding Company III GbnH (Swiss)
	a.	MetLife Investment Management Limited (England/UK)
	b.	MetLife Innovation Center Limited (Ireland)
	c.	MetLife Innovation Centre Pte. Ltd (Singapore)

d.	ALICO Operations LLC (DE)
	1)	MetLife Seguors S.A (Uruguay)
	2)	MetLife Asset Management Japan, Ltd.
e.	MetLife Asia Services Sdn. Bhd (Malaysia)
f.	MetLife EU Holding Company Limited (Ireland)
	1)	MetLife Services Cyprus Ltd (Cyprus)
	2)	MetLife Solutions S.A.S. (France)
	3)	Agenvita S.r.l. (Italy)
		a)	MetLife Services Sociead Limitada (Spain)
		b)	MetLife Europe d.a.c. (Ireland)
	4)	MetLife Europe Insurance d.a.c.
	5)	MetLife Europe Services Limited (Ireland)
6)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

	7)	MetLife UK Limited (UK)
	8)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
		a)	MetLife Investments Asia Limited (Hong Kong)
		b)	MetLife Investments Limited (England/UK)
		c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
		d)	MetLife Investment Management Europe Limited (Ireland)
		e)	Affirmative Investment Management Partners Ltd (UK)
		f)	Affirmative Investment Management Australia Pty Ltd (Australia)
		g)	PineBridge Investments Latin America SpA (Chile)
		h)	PineBridge Investments Europe Limited (UK)
		i)	PineBridge Investments Holdings Europe Limited (UK)
			(1)	PineBridge Benson Elliot LLP (UK) 96% of PineBridge Benson Elliot LLP is owned by PineBridge Investments Holding Europe Limited. The remaining 4% is owned by third-parties.
			(a)	Benson Elliot Services Ltd (England)
			(b)	Benson Elliot GP (England) Limited (England)
(c)
Benson Elliot GP (Scotland) Limited (Scotland) - Benson Elliot General Partner, LLP is the
general partner of Benson Elliot GP, L.P. (the "Fund"). 100% the limited partnership interests of the Fund are held by Benson Elliot Services Ltd.

i.
Benson Elliot General Partner, LLP (England) - 100% of the voting interests of Benson Elliot
General Partner, LLP is held by Benson Elliot GP (England) Limited. 99% of Benson Elliot
General Partner, LLP is owned by Benson Elliot GP (Scotland) Limited and 1% is owned by
Benson Elliot GP (England) Limited.

			1)	Benson Elliot GP, L.P. (Scotland)
i)
Bensell Special Limited Partner, L.P. (Scotland) - Benson Elliot GP, L.P. is the
general partner of Bensell Special Limited Partner, L.P. (the "Fund"). 68.50% of the
limited partnership interests of Fund are held by employees and 31.50% by Benson
Elliot Services Limited.

ii)
Bensell US Feeder. L.P. (Scotland) - Benson Elliot GP, L.P. is the general partner of
Bensell US Feeder. L.P. (the "Funds"). 100% of the limited partnership interests of the Fund are held by third parties.

			a.	Lakey Corp S.à r.l. (Luxembourg)

iii)
Benson Elliot Real Estate Partners II, L.P. (England) - Benson Elliot GP, L.P. is the
general partner of Benson Elliot Real Estate Partners II, L.P. (the "Fund"). 89.96%
of the limited partnership interests of the Fund are held third parties; 7.84% are held by Bensell US Feeder, L.P.; 1.12% are held by Bensell Strategic Partners, L.P.;
and 0.89% are held by Bensell Special Limited Partner, L.P.

iv)
Benson Elliot Strategic Partners, L.P. (Scotland) - Benson Elliot GP, L.P. is the
general partner of Benson Elliot Strategic Partners, L.P. (the "Fund"). 100% the
limited partnership interests of the Fund are held by third parties.

2)
Benson Elliot GP III, L.P. (Scotland) - Benson Elliot General Partner, LLP is the general partner of Benson Elliot GP, L.P. (the "Fund"). 100% the limited partnership interests of the Fund are held by Benson Elliot Services Ltd.

i)
Bensell Special Limited Partner III, L.P. (Scotland) - Benson Elliot GP III, L.P. is
the general partner of Bensell Special Limited Partner III, L.P. (the "Fund"). 100%
of the limited partnership interests of the Fund are held by Bensell Co-Invest III,
L.P.

ii)
Bensell US Feeder III. L.P. (Scotland) - Benson Elliot GP III, L.P. is the general partner of Bensell US Feeder III. L.P. (the "Fund"). 100% of the limited partnership interests of are the Fund held by third parties.

iii)
Benson Elliot Real Estate Partners III, L.P. (England) - Benson Elliot GP III, L.P. is
the general partner of Benson Elliot Real Estate Partners III, L.P. (the "Fund").
84.19% of the limited partnership interests of the Fund are held by third parties;
14.61% are held by Bensell US Feeder III, L.P.; 0.21% are held by Bensell Strategic
Partners III, L.P.; and 0.99% are held by Bensell Special Limited Partner III, L.P.

			a.	Cooperatie Bensell Real Estate Investment III B.A. (Netherlands)
iv)
Benson Elliot Strategic Partners III, L.P. (Scotland) - Benson Elliot GP III, L.P. is
the general partner of Benson Elliot Strategic Partners III, L.P. (the ""Fund"").
100% limited partnership interests of the Fund are held by third parties.

ii.	Benson Elliot GP (England) Limited (England)
	1)	Benson Elliot GP IV, LLP (England) - 99% of Benson Elliot GP IV, LLP is owned by Benson Elliot GP (England) Limited and 1% is owned by Benson Elliot GP (Scotland) Limited
i)
Bensell Carry IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell Carry IV, L.P. (the "Fund"). 90.10% of the limited partnership interests of
Fund are held by employees and 9.90% by Benson Elliot Services Limited.

ii)
Bensell Co-Invest, IV L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell Co-Invest, IV L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by employees.

iii)
Bensell IV C.V. (Netherlands) - Benson Elliot GP IV, LLP is the general partner of
Bensell IV C.V. (the "Fund"). 71.81% of the limited partnership interests of the
Fund are held by Benson Elliot Real Estate Partners IV, L.P. and 28.19% are held by
Benson Elliot Real Estate Partners IV-B, L.P.

			a.	Cooperatie Bensell Real Estate Investment IV B.A. (Netherlands)
iv)
Bensell Special Limited Partner IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is
the general partner of Bensell Special Limited Partner IV, L.P. (the "Fund"). 100%
of the limited partnership interests of the Fund are held by Bensell Co-Invest IV,
L.P.

v)
Bensell US Feeder IV. L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell US Feeder IV. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

vi)
Bensell US Feeder IV-B. L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell US Feeder IV-B. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

vii)
Bensell V C.V. (Netherlands) Benson Elliot GP IV, LLP is the general partner of
Bensell V C.V. (the "Fund"). 65.30% of the limited partnership interests of the Fund are held by Benson Elliot Real Estate Partners V, L.P. and 34.70% are held by
Benson Elliot Real Estate Partners V-B, L.P. -

			a.	Cooperatie Bensell Real Estate Investment V B.A. (Netherlands)
viii)
Benson Elliot Real Estate Partners IV, L.P. (England) - Benson Elliot GP IV, LLP is
the general partner of Benson Elliot Real Estate Partners IV, L.P. (the "Fund").
66.29% of the limited partnership interests of the Fund are held by third parties;
31.83% are held by Bensell US Feeder IV, L.P.; 0.40% are held by Bensell Strategic
Partners IV, L.P.; and 1.48% are held by Bensell Special Limited Partner IV, L.P.

ix)
Benson Elliot Real Estate Partners IV-B, L.P. (England) - Benson Elliot GP IV, LLP
is the general partner of Benson Elliot Real Estate Partners IV-B, L.P. (the
"Fund"). 61.89% of the limited partnership interests of the Fund are held by third parties; 36.63% are held by Bensell US Feeder IV-B, L.P.; and 1.48% are held by
Bensell Special Limited Partner IV, L.P.

x)
Benson Elliot Strategic Partners IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is
the general partner of Benson Elliot Strategic Partners IV, L.P. (the "Fund"). 100%
the limited partnership interests of the Fund are held by third parties.

xi)
Host Special Limited Partner, L.P. (Scotland) - Benson Elliot GP IV, LLP is the
general partner of Host Special Limited Partner, L.P. (the "Fund"). 45% of the
limited partnership interests of the Fund are held by employees and 55% by
Benson Elliot Services Limited.

xii)
PBBE SIX CO-INVEST A LP (England) - Benson Elliot GP IV, LLP is the general partner of PBBE SIX CO-INVEST A LP (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

xiii)
PBBE SIX CO-INVEST B LP (England) - Benson Elliot GP IV, LLP is the general partner of PBBE SIX CO-INVEST B LP (the "Fund"). 95.00% limited partnership interests of the Fund are held by third parties; 2.50% are held by PineBridge
Secondary Partners IV, SLP.; and 2.50% are held by PineBridge Secondary Partners
V, SLP.

xiv)
PBBE SIX SPECIAL LIMITED PARTNER LP (England) - Benson Elliot GP IV, LLP
is the general partner of PBBE SIX SPECIAL LIMITED PARTNER LP (the "Fund").
95.65% of the limited partnership interests of the Fund are held by employees and
4.35% are held by Benson Elliot Services Limited.

iii.	Benson Elliot GP V, LLP (England) - 99% of Benson Elliot GP V, LLP is owned by Benson Elliot GP (Scotland) Limited and 1% is owned by Benson Elliot GP (England) Limited.
1)
Bensell Carry V, L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner or
Bensell Carry V, L.P. (the "Fund"). 81.45% of the limited partnership interests of Fund are held by employees and 18.55% by Benson Elliot Services Limited.

2)
Bensell Co-Invest, V L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of
Bensell Co-Invest, V L.P. (the "Fund"). 92.67% of the limited partnership interests of
Fund are held by employees and 7.33% by Benson Elliot Services Limited.

3)
Bensell Special Limited Partner V, L.P. (Scotland) - Benson Elliot GP V, LLP is the
general partner of Bensell Special Limited Partner V, L.P. (the "Fund"). 100% of the
limited partnership interests of Fund are held by Bensell Co-Invest V, L.P.

4)
Bensell US Feeder V. L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of
Bensell US Feeder V. L.P. (the "Fund"). 100% of the limited partnership interests of
Fund are held by third parties.

5)
Bensell US Feeder V-B. L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of Bensell US Feeder V-B. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

6)
Benson Elliot Real Estate Partners V, L.P. (England) - Benson Elliot GP V, LLP is the
general partner of Benson Elliot Real Estate Partners V, L.P. (the "Fund"). 80.43% the
limited partnership interests are held by third parties; 17.76% areheld by Bensell US
Feeder V, L.P.; 0.37% are held by Bensell Strategic Partners V, L.P.; and 1.44% are held by Bensell Special Limited Partner V, L.P.

7)
Benson Elliot Real Estate Partners V-B, L.P. (England) - Benson Elliot GP V, LLP is the
general partner of Benson Elliot Real Estate Partners V-B, L.P. (the "Fund"). 37.56% of
the limited partnership interests of the Fund are held by third parties; 61.00% are held by Bensell US Feeder V-B, L.P.; and 1.44% are held by Bensell Special Limited Partner V,
L.P.

8)
Benson Elliot Strategic Partners V, L.P. (Scotland) - " Benson Elliot GP V, LLP is the
general partner of Benson Elliot Strategic Partners V, L.P. (the ""Fund"). 100% the
limited partnership interests of the Fund are held by third parties.

		(d)	PBBE GP VI S.à r.l. (Luxembourg)
			i.	Bensell Feeder VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the general partner of Bensell Feeder VI SCSp (the "Fund"). 100% of the limited partner interests of the Fund are owned by third parties.
ii.
Bensell Special Limited Partner VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the general partner of the Bensell Special Limited Partner VI SCSp (the "Fund"). 80% of the limited partner interests in Bensell Special Limited Partner VI SCSp are held by third parties and
20% by PineBridge Investments Holdings US LLC.

iii.
Benson Elliot Real Estate Partners VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the
general partner of Benson Elliot Real Estate Partners VI SCSp (the "Fund"). 55.31% limited partnership interests of the Fund are held by third parties; 41.78% are held by Bensell
Feeder VI, SCSp; and 2.91% are held by Bensell Special Limited Partner VI, SCSp.

j)	PineBridge Investments Holdings Hong Kong Limited (Hong Kong)
	(1)	PineBridge Asian Enhanced Income Fund 1 (CYM)
	(2)	PineBridge Investments Holdings (Gibraltar) No. 1 Limited (Gibralter)
	(3)	PineBridge Investments Holdings Limited Sàrl (Luxembourg)
		(a)	PineBridge Investments Canada Inc. (Canada)
		(b)	PineBridge Investments Ireland Limited (Ireland)
			i.	PineBridge Investments GF Mauritius Limited (Mauritius)
		(c)	PineBridge Investments Switzerland GmbH (Switzerland)
k)	PineBridge Investments Holdings Singapore Private Limited (Singapore)
	(1)	PineBridge Investments Asia Limited (Bermuda)
(a)
AOF Staff Fund Limited (CYM) - 100% of the voting securities of AOF Staff Fund Limited is owned by PineBridge Investments Asia Limited. 60.61% of the non-voting securities of AOF Staff
Fund Limited is owned by PineBridge Investments Holdings Hong Kong Limited and 39.39% of
the non-voting securities is held by third parties.

		(b)	PineBridge Asia Partners II G.P. Limited (CYM)
i.
PineBridge Asia Partners II G.P., L.P. (CYM) - PineBridge Asia Partners II G.P. Limited is the
general partner of PineBridge Asia Partners II G.P., L.P. (the "Fund GP"). 50.07% of the
limited partnership interests of the Fund GP are held by third parties. 0.25% of the limited partnership interests of the Fund GP are held by PineBridge Asia Partners II G.P. Limited, and 49.68% of the limited partnership interests of the Fund GP are held by employees.

1)
PineBridge Asia Partners II, L.P (CYM) - PineBridge Asia Partners II G.P., L.P. is the
general partner of PineBridge Asia Partners II, L.P. (the "Fund"). The following affiliates hold limited partnership interests of the Fund: PineBridge Asia Parnters II
G.P., L.P. holds 0.97% and PineBridge Asia Partners II, L.P. holds 99.03%.

		(c)	PineBridge Asia Partners II, Limited (CYM)

				(d)	PineBridge Investments Hong Kong Limited (Hong Kong)
				(e)	PineBridge Investments Management Taiwan Limited (Taiwan)
(2)
PineBridge Investments Capital India Private Limited (India) - 92.05 % of Pinebridge Investments
Capital India Private Limited is owned by PineBridge Investments Japan Co., Ltd. and 7.95% is owned by PineBridge Investments Holdings Singapore Private Limited.

(a)
PineBridge India Private Limited - 99.9999% of PineBridge India Private Limited is owned by
PineBridge Investments Capital India Private Limited and 0.0001% is owned by PineBridge
Investments Japan Co., Ltd.

			(3)	PineBridge Investments Japan Co., Ltd. (Japan)
(a)
PineBridge India Private Limited (India) - 99.9999% of PineBridge India Private Limited is
owned by PineBridge Investments Capital India Private Limited and 0.0001% is owned by
PineBridge Investments Japan Co., Ltd.

(b)
PineBridge Investments Capital India Private Limited (India) - 92.05 % of Pinebridge
Investments Capital India Private Limited is owned by PineBridge Investments Japan Co., Ltd.
and 7.95% is owned by PineBridge Investments Holdings Singapore Private Limited.

			(4)	PineBridge Investments Malaysia Sdn Bhd (Malaysia)
			(5)	PineBridge Investments Singapore Limited (Singapore)
				(a)	PineBridge Select Funds VCC (Singapore)
	6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
		a.	Global Properties, Inc. (DE)
	7.	International Technical and Advisory Services Limited (DE)
	8.	Klimber Latam Corp. (DE) - ALICO owns a 20% interest in the shares of Klimber Latam Corp. on a fully diluted basis. The remaining shares are held by third parties.
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)

4.	MetLife Investment Management, LLC (DE)
	a.	MIM I LLC (PA)
	b.	MIM MetWest International Manager, LLC (DE)
	c.	MIM ML-AI Venture 5 Manager, LLC (DE)
	d.	MIM Clal General Partner, LLC (DE)
	e.	MLIA Manager I, LLC (DE)
	f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of
Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of
Korea.

		6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
		7)	MetLife International PE Fund VIII, LP (CYM)
		8)	MetLife International PE Fund IX, LP (CYM) - MetLife Alternatives GP delegated the management of MetLife International PE Fund IX, LP to MetLife Investment Management, LLC.
	g.	MLIA Park Tower Manager, LLC (DE)
	h.	MetLife 425 MKT Manager, LLC (DE)
	i.	ML Navy Yard Member, LLC (DE)
	j.	ML 335 8th PE Member, LLC (DE)
	k.	1350 Eye Street Manager, LLC (DE)
	l.	MetLife Core Property Fund GP, LLC (DE)
1)
MCPF Feeder A, LP (CYM) - MetLife Core Property Fund GP, LLC is the general partner of MCPF Feeder A, LP
(the “Fund”). The limited partnership interests in the Fund are held exclusively by third parties. The Fund invests all of its assets in the MetLife Core Property Fund, LP.

2)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan
Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account
746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

		3)	MetLife Core Property REIT, LLC (DE)

4)
MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP SoCal
Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The Palms
at Doral, LLC; MCP EnV Chicago, LLC; MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West
Washington, LLC; MCP 3040 Post Oak, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal Industrial -
Anaheim, LLC; MCP West Fork, LLC; MCP SoCal Industrial – Bernardo, LLC; MCP Ashton South End, LLC;
MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Broadstone, LLC; ; MCP
Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC;
MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC
(100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad
Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames,
LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350
Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC; MCP SP Self Storage Member, LLC; MCP Stablewood
Member, LLC: MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%);
MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th
Street, LLC (100%); MCP-English Village, LLC;; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia
Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle
Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP
Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain Technology Center
Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC;
MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael,
LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP
50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%); MCP Dillon, LLC; MCP Dillon
Residential, LLC; MCP Optimist Park Member, LLC; MCP 38th West Highland, LLC; MCP Longhaven Estates
Member, LLC, Mountain Technology Center A, LLC; Mountain Technology Center B, LLC; Mountain Technology
Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office
Two, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial,
LLC (81.28%); Center Avenue Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard
Avenue Industrial Venture, LLC (79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly,
LL MCP HH Hotel LB, LLC; MCP HH Hotel LB Trust (100%) MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23
Residential Owner, LLC; MCP Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics
Center Member II, LLC; MCP 249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial Member,
LLC (100%); MCP Valley Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC Member, LLC;
MCP MCFA Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA Additional PropCo 3,
LLC; MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC; 93 Red River, LP; HM Sleepy
Hollow LLC (100%); Sleepy Hollow Residences LLC (100%); Clawiter Investors LLC; Clawiter Innovation LLC;
Clawiter Industrial LLC.

		(1)	MCP Property Management, LLC (DE)
		(2)	MetLife Core Property TRS, LLC (DE)
			(b)	MCP ESG TRS, LLC (DE)
			(c)	MCP COMMON DESK TRS, LLC (DE)
m.	MetLife Senior Direct Lending GP, LLC (DE)
1)
MetLife Senior Direct Lending Finco, LLC (DE) - MetLife Senior Direct Lending GP, LLC is the General
Partner of MetLife Senior Direct Lending Finco, LLC. MetLife Insurance K.K. is the sole member. This entity in turn invests in the MetLife Senior Direct Lending Holdings, LP.

	2)	MetLife Senior Direct Lending Holdings, LP (DE)
3)
MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC.
MetLife Insurance K.K. (Japan) is the sole member. This entity in turn invests in the MetLife Senior Direct
Lending Holdings, LP.

n.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of
Korea Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
o.	MIM Campus at SGV Manager, LLC (DE)
p.	MIM Clal General Partner 2.0, LLC (DE)
q.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan
Tower Life Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
			(2)	MSHDF Holdco II, LLC (DE)
			(3)	MSHDF Holdco III, LLC (DE)
r.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”).
The interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P.
is the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds
0.0001% of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

	2)	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
a)
MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE) - MetLife Investment Private Equity
Partners GP, LP is the General Partner of (i) MetLife Investment Private Equity Partners II, LP and (ii)
MetLife Investment Private Equity Partners II Acquisition Co, LP.

b)
MetLife Investment Private Equity Partners II GP, LP (DE) - MetLife Investment Private Equity Partners
II Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the
“Fund”). Certain MetLife employees are limited partners in the Fund.

c)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - “MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II
(Feeder), LP (the “Fund”). The interests in the Fund are held exclusively by third parties.

			(1)	MetLife Investment Private Equity Partners II Acquisition Co, LLP (DE)
s.	MetLife Single Family Rental Fund GP, LLC (DE)

1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). The following affiliates directly hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (7.69%) and Metropolitan Tower Life
Insurance Company (30.77%). Additionally, a wholly owned subsidiary of MetLife Core Property Fund, LP, a private fund Controlled by MetLife Investment Management, LLC, directly holds 25.64% of the limited partnership interests in the Fund.

		(a)	MSFR Sawdust Member, LLC (DE)
		(b)	MSFR Acquisition, LLC (DE)
		(c)	MSFR Meridian McCordsville Member, LLC (DE)
		(d)	MSFR Jimmy Deloach Preferred Member, LLC (DE)
		(e)	MSFR Jimmy Deloach Member, LLC (DE)
		(f)	MSFR Smith Cline Farm Member, LLC (DE)
		(g)	MSFR Desert Vistas Member, LLC (DE)
		(h)	MSFR Midway Row House Owner, LLC (DE)
		(i)	MSFR Sandy Springs Member, LLC (DE)
2)
MetLife Single Family Rental Feeder A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Feeder A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by third parties. The Fund invests all of its assets in MetLife Single Family Rental
Holdings A, LP, which invests all of its assets in MetLife Single Family Rental Fund, LP.”

3)
MetLife Single Family Rental Feeder J, LLC (DE) - MetLife Single Family Rental Fund GP, LLC is the manager of MetLife Single Family Rental Feeder J, LLC (the “Fund”). MetLife Insurance K.K. holds 100% of the membership interests issued by the Fund. The Fund invests all of its assets in MetLife Single Family Rental
Fund, LP.

4)
MetLife Single Family Rental Holdings A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Holdings A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by MetLife Single Family Rental Feeder A, LP, and the Fund invests all of its assets in
MetLife Single Family Rental Fund, LP.”

	5)	MSFR Custer 121 Member, LLC (DE)
	6)	MSFR Horizon Uptown Member, LLC (DE)
t.	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
1)
MetLife investment Private Equity Partners II GP, LP - MetLife Investment Private Equity Partners II Ultimate
GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the “Fund”). Certain
MetLife employees are limited partners in the fund.

(a)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II, LP
(the “Fund”). The GP holds 0.0866% of the interests in the Fund and the remainder is held by third parties.

(1) MetLife Investment Private Equity Partners II Acquisition Co, LP (DE)
u.	MetLife Loan Asset Management LLC (DE)
v.	225 6th Street Manager LLC (DE)
w.	MIM CM Syndicator LLC (DE)
x.	MAV G1 Trust Holdings LLC (DE)
y.	MAV H1 Trust Holdings LLC (DE)
	1)	MAV H1 (DE)
z.	MAV G1 (DE)
aa.	MIM MPMF Manager LLC (DE)
bb.	ML - URS Port Chester SC Manager, LLC (DE)
cc.	Hampden Square Manager LLC (DE)

dd.	MIM Penrose Southstone Manager, LLC (DE)
ee.	MLIA SBAF Manager LLC (DE)
ff.	MLIA SBAF Colony Manager LLC (DE)
gg.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
hh.	ML Terminal 106 Manager, LLC (DE)
ii.	MIM Steel House Manager, LLC (DE)
jj.	MIM Rincon Manager, LLC (DE)
kk.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel
GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

	2)	MMPDPF Brewer Blocker, LLC (DE)
	3)	MMPDF Gloves Holdings, LP (DE)
	4)	MMPDFII Aero Blocker, LLC(DE) - MetLife Investment Management, LLC is the Manager. The sole member is MetLife Middle Market Private Debt II Investment Fund, LP.
ll.	MetLife MMPD II Special, LLC (DE)
mm.
MetLife Senior Direct Lending GP II, LLC (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of
MetLife Senior Direct Lending Fund II, LP (the “Fund”). The Fund is currently offered to third parties. 0.06% of the
Fund is held by MetLife employees. The remainder of the Fund is held by a feeder fund that has a third-party general partner.”

	1)	MetLife Senior Direct Lending Fund II, LP
nn.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC Property Management, LLC; MEC Whiteland
Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The Overlook LLC.

		b)	MEC ESG TRS, LLC (DE)
oo.	Commonwealth ML Manager LLC (DE)
pp.	GV Venture Manager LLC (DE)
qq.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC,
(ii) 10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

rr.
MetLife Middle Market Private Debt GP II, LLC (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). .16% of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

	1)	MetLife Middle Market Private Debt Fund II, LP (DE)
ss.	CW Property Manager LLC (DE)
tt.	MIM OMD Manager LLC (DE)
uu.
MetLife Japan US Equity Fund GP LLC (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund (“Fund”). The following affiliates hold a limited partnership interest in the Fund: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker) LLC.

	1)	MetLife Japan US Equity Fund LP (DE)
a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

	(1)	MetLife ConSquare Member, LLC (DE)
	(2)	MREF 425 MKT, LLC (DE)
vv.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

ww.	MIM Alder Avenue Industrial Manager, LLC (DE)
xx.	MIM Valley Boulevard Industrial Manager, LLC (DE)
yy..	MIM Intersect Manager, LLC (DE)
zz.	Water Tower Manager LLC (DE)
aaa.	MMIP Manager, LLC (DE)
bbb.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
ccc.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
ddd.	MIM Cooperative Manager, LLC (DE)
eee.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 73.66% of the Fund.

	2)	MetLife Emerging Market Debt, LP (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt, LP (the “Fund”). The fund is offered to third parties.
fff.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the
general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC.
The remainder is held by a third party.

ggg.	Commonwealth ML Manager LLC (DE)
hhh.	MIM Founders Manager, LLC (DE)
iii.	MIM SK Manager LLC (DE)
jjj.	MIM Clal General Partner 2.0, LLC (DE)
kkk.	MAG Manager LLC (DE)
lll.	MIM FRF I GP, LLC (DE) - MIM FRF I GP, LLC is the general partner of MetLife Floating Rate Fund I, LP (the “Fund”). The fund is offered to third parties.

		1)	MetLife Floating Rate Fund I, LP (DE) - MIM FRF I GP, LLC is the general partner of MetLife Floating Rate Fund I, LP (the “Fund”). The fund is offered to third parties.
	mmm.	MSFR Acquisition, LLC (DE)
	nnn.	MSFR Meridian McCordsville Member, LLC (DE)
	ooo.	MetLife Single Family Rental Feeder A, LP (DE)
	ppp.	MetLife Single Family Rental Holdings A, LP (DE)
	qqq.	1960 Grand Manager LLC (DE)
	rrr.	1960 Grand GP LLC (DE)
	sss.	MetLife Japan 1960 Grand Blocker LLC (DE)
	ttt.	ML 1960 Grand LLC (DE)
	uuu.	240 West 35th GP LLC (DE)
1)
240 West 35th Fund LP (DE) - 240 West 35th GP LLC is the general partner of 240 West 35th Fund LP. 240 West
35th Fund LP is owned (i) 60.060058% by MetLife Japan 240 West 35th Owner (Blocker) LLC, and (ii)
39.939942% by ML 240 West 35th Owner LLC.

	vvv.	240 West 35th Manager LLC (DE)
	www.	MIM Shea Residences Manager, LLC (DE)
xxx.
MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE) - MetLife Opportunistic Real Estate Debt Fund GP, LLC
is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (68%),
Metropolitan Tower Life Insurance Company (15%) and MetLife Reinsurance Company of Hamilton, Ltd. (17%). The
Fund is currently being offered to third parties for investment.

1)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the "Fund"). The
following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance
Company (56.7%), Metropolitan Tower Life Insurance Company (12.5%) and MetLife Reinsurance Company of
Hamilton, Ltd. (14.2%). The Fund is currently being offered to third parties for investment.

		2)	MetLife Opportunistic Real Estate Debt Fund, LP (DE)
			a)	MORE Originator, LLC (DE)
			b)	MORE Holdco I, LLC (DE)
yyy.
MetLife Senior Direct Lending GP II, LLC (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of
MetLife Senior Direct Lending II, LP (the “Fund”). 100% of the Fund is held by MetLife employees. The Fund is currently being offered to third parties for investment.

1)
MetLife Senior Direct Lending Fund II, LP (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of MetLife Senior Direct Lending Fund II, LP (the “Fund”). The Fund is currently offered to third parties.  0.06% of the Fund is held by MetLife employees. The remainder of the Fund is held by a feeder fund that has a third-party general partner.

		2)	MetLife MMPD II Special, LLC (DE)
	zzz.	MetLife SDLF II Special, LLC (DE)
	aaaa.	MMPDFII Guard Blocker, LLC (DE) - MetLife Investment Management, LLC is the Manager. The sole member is MetLife Middle Market Private Debt II Investment Fund, LP.
	bbbb.	4000 MacArthur Manager, LLC (DE) - MetLife Investment Management, LLC owns 100% of 4000 MacArthur Manager LLC.
	cccc.	MIM Markham Manager, LLC (DE) - The Entity is 100% owned by MetLife Investment Management, LLC.
	dddd.	Beachwood Place Manager LLC (DE)
5.	PineBridge Investments Holdings US LLC (DE)
	a.	PineBridge HS Manager LLC (DE)
	b.	PineBridge International Services LLC (DE)

c.	PineBridge Investments LLC (DE)
	1)	PineBridge Aggregator General Partner, LLC (DE)
a)
PineBridge Ski Holdings, L.P. (DE) - Pineridge Aggregator General Partner, LLC is the general partner of
PineBridge Ski Holdings, L.P. (the "Fund"). 46.68% of the limited partnership interests of Fund are held by third parties, 51.10% are held by PineBridge Private Credit, L.P., and 2.22% are held by PineBridge Private
Credit Parallel, L.P.

	2)	PineBridge Global Dynamic Asset Allocation Fund LLC (DE)
	3)	PineBridge Global Opportunistic DM Credit GP LLC (DE)
a)
PineBridge Global Opportunistic DM Credit Fund (Cayman) LP (CYM) - PineBridge Global Opportunistic
DM Credit GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Fund (Cayman)
LP (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

b)
PineBridge Global Opportunistic DM Credit Fund LP (DE) - PineBridge Global Opportunistic DM Credit
GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Fund LP (the "Fund"). 100%
of the limited partnership interests of the Fund are held by third parties.

c)
PineBridge Global Opportunistic DM Credit Master Fund LP (CYM) - PineBridge Global Opportunistic DM
Credit GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Master Fund LP (the
"Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

	4)	PineBridge Private Capital Holdings LLC (DE)
	5)	PineBridge Private Credit General Partner, LLC (DE)
a)
PineBridge Private Credit General Partner, L.P. - PineBridge Private Credit General Partner, LLC is the
general partner of PineBridge Private Credit General Partner, L.P. (the "Fund"). 42.54% of the limited partnership interests of Fund are held by employees and 57.46% are held by third parties.

(1)
PineBridge Private Credit (Feeder A), L.P. (DE) - PineBridge Private Credit General Partner, L.P. is
the general partner of PineBridge Private Credit (Feeder A), L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by third parties.

(2)
PineBridge Private Credit Rated Feeder, L.P. (DE) - PineBridge Private Credit General Partner, L.P. is
the general partner of PineBridge Private Credit, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit General Partner, L.P. holds
1.07%, PB PC Blocker A, Inc. holds 12.16%, PineBridge Private Credit Rated Feeder, L.P. holds 84.28%, and 0.06% are held by employees. The remaining limited partnership interests are held by third parties.

(3)
PineBridge Private Credit, L.P. (DE) - PineBridge Private Credit General Partner, L.P. is the general partner of PineBridge Private Credit, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit General Partner, L.P. holds 1.07%, PB PC
Blocker A, Inc. holds 12.16%, PineBridge Private Credit Rated Feeder, L.P. holds 84.28%, and 0.06%
are held by employees. The remaining limited partnership interests are held by third parties.

(a) PineBridge Private Credit Holdings I, LLC (DE)
(b) PBPC I Ski, Inc. (DE)
b)
PineBridge Private Credit Parallel (Feeder), L.P. (DE) - PineBridge Private Credit General Partner, LLC is
the general partner of PineBridge Private Credit Parallel (Feeder), L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

(1) PB PC Blocker Parallel, Inc. (DE)
c)
PineBridge Private Credit Parallel, L.P. (DE) - PineBridge Private Credit General Partner, LLC is the
general partner of PineBridge Private Credit Parallel, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by PB PC Blocker Parallel, Inc.

(1) PBPC I Parallel Ski, Inc. (DE)
	6)	PineBridge Private Credit II General Partner, LLC (DE)

a)
PineBridge Private Credit II General Partner, L.P. (DE) - PineBridge Private Credit II General Partner,
LLC is the general partner of PineBridge Private Credit II General Partner, L.P. (the "Fund"). 60% of the
limited partnership interests of the Fund are held by employees. The remaining limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit II Parallel, L.P. (DE) - PineBridge Private Credit II General Partner, L.P. is
the general partner of PineBridge Private Credit II Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit II General Partner, L.P.
holds 0.04%, PineBridge Private Credit II Parallel RFF, L.P. holds 75.44%, and PineBridge Private
Credit II Blocker Series B, LLC hold 9.43%. The remaining interests are held by third parties.

(2)
PineBridge Private Credit II, L.P. (DE) - PineBridge Private Credit II General Partner, L.P. is the
general partner of PineBridge Private Credit II, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit II General Partner, l.P. hold 2.08%,
PineBridge Private Credit II RFF, L.P. holds 90.16%, and PineBridge Private Credit II Blocker Series
A, LLC holds 2.50%. The remaining limited partnership interests are held by third parties.

(a)
PineBridge Private Credit Holdings II, LLC (DE) - 100.00% of the votig interests of PineBridge
Private Credit Holdings II, LLC are held by PineBridge Private Credit II, L.P. 100.00% of the non-voting interests of PineBridge Private Credit Holdings II, LLC are held by PineBridge Private
Credit Parallel, L.P.

			(b)	PineBridge Private Credit II Holdings Lev, LLC (DE)
b)
PineBridge Private Credit II Parallel RFF, L.P. (DE) - PineBridge Private Credit II General Partner, LLC is
the general partner of PineBridge Private Credit II Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests in the Fund are held by third parties.

c)
PineBridge Private Credit II RFF, L.P. (DE) - PineBridge Private Credit II General Partner, LLC is the
general partner of PineBridge Private Credit II RFF, L.P. (the Fund"). 100% of the limited partnership interests in the Fund are held by third parties.

d)
PineBridge Private Credit II Series Feeder, L.P. (DE) - PineBridge Private Credit II General Partner, LLC
is the general partner of PineBridge Private Credit II Series Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

		(1)	PineBridge Private Credit II Blocker Series, LLC (DE)
7)	PineBridge Private Credit III General Partner, LLC (DE)
	a)	PineBridge Private Credit III Blocker (V) Member, L.P. (DE)
b)
PineBridge Private Credit III General Partner, L.P. (DE) - PineBridge Private Credit III General Partner,
LLC is the general partner of PineBridge Private Credit III General Partner, L.P. (the "Fund GP"). 60% of
limited partnership interests of the Fund GP are held by PB Employees and the remaining limited partnership interests are held by third parties.

(1)
PineBridge Private Credit III Parallel, L.P. (DE) - PineBridge Private Credit III General Partner, L.P.
is the general partner of PineBridge Private Credit III Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit III General
Partner, L.P. hold 0.02%, PineBridge Private Credit III Blocker Series LLC (Series B) holds 9.98%,
PineBridge Private Credit III Blocker Series, LLC (Series C) holds 3.06%, PineBridge Private Credit
III Parallel RFF, L.P. holds 63.87%, and PineBridge Private Credit III Parallel RFF (A), L.P. holds
20.08%. The remaining limited partnership interests are held by third parties.

(2)
PineBridge Private Credit III, L.P. (DE) - PineBridge Private Credit III General Partner, L.P. is the
general partner of PineBridge Private Credit III, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit III General Partner, L.P. holds
1.51%, PineBridge Private Credit III Blocker Series, LLC (Series A) holds 8.67%, PineBridge Private
Credit III Blocker Series, LLC (Series D) holds 14.45%, PineBridge Private Credit III RFF, L.P. holds
69.41%, and 0.29% is held by employees. The remaining limited partnership interests are held by third parties.

			(a)	PineBridge Private Credit III Holdings Lev, LLC (DE)
c)
PineBridge Private Credit III Parallel Feeder (S), L.P. (DE) - PineBridge Private Credit III General
Partner, LLC is the general partner of PineBridge Private Credit III Parallel Feeder (S), L.P. (the "Fund").
100% of the limited partnership interests of the Fund are held by third parties.

d)
PineBridge Private Credit III Parallel Feeder Blocker, LLC (DE) - 100 of the voting interests of PineBridge
Private Credit III Parallel Feeder Blocker, LLC are held by PineBridge Private Credit III General Partner,
LLC. 97.9% of the non-voting interests of PineBridge Private Credit III Parallel Feeder Blocker, LLC are
held by PineBridge Private Credit III Parallel Feeder (S) LP, and 2.10% by PineBridge Private Credit III
Blocker (V) Member LP.

e)
Pinebridge Private Credit III Parallel RFF (A), L.P. (DE) - PineBridge Private Credit III General Partner,
LLC is the general partner of PineBridge Private Credit III Parallel RFF (A), L.P. (the "Fund"). 30.43% of
the limited partnership interests of the Fund are held by PineBridge Private Credit III Parallel Feeder
Blocker LLC. The remaining limited partnership interests are held by third parties.

f)
PineBridge Private Credit III Parallel RFF, L.P. (DE) - PineBridge Private Credit III General Partner, LLC
is the general partner of PineBridge Private Credit III Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

g)
PineBridge Private Credit III RFF, L.P. (DE) - PineBridge Private Credit III General Partner, LLC is the
general partner of PineBridge Private Credit III RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

h)
PineBridge Private Credit III Series Feeder, L.P. (DE) - PineBridge Private Credit III General Partner, LLC
is the general partner of PineBridge Private Credit III Series Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit III Blocker Series, LLC (DE) - 100% of the voting interests of PineBridge
Private Credit III Blocker Series, LLC are held by PineBridge Private Credit III Series Feeder, L.P.
1.06% of non-voting interests of PineBridge Private Credit III Blocker Series, LLC is owned by
PineBridge Private Credit III General Partner, L.P. and 98.94% is owned by PineBridge Private Credit
III Series Feeder, L.P.

8)	PineBridge Private Credit IV General Partner, LLC (DE)
a)
PineBridge Private Credit IV Offshore Holdings, L.P. (DE) - PineBridge Private Credit IV General Partner,
LLC is the general partner of PineBridge Private Credit IV Offshore Holdings, L.P. (the "Fund") 100% of
the limited partnership interests of the Fund are held by PineBridge Private Credit IV Offshore Series
Blocker, LLC.

b)
PineBridge Private Credit IV Aggregator, LLC (DE) - 100% of the voting interests of PineBridge Private
Credit IV Aggregator, LLC are held by PineBridge Private Credit IV General Partner, LLC. 4.78% of
non-voting interest PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV,
L.P. 87.14% of PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV
Parallel, L.P. 8.08% of PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV
Offshore Holdings, L.P.

c)
Pinebridge Private Credit IV Blocker Series, LLC (DE) - 100% of the voting interests of Pinebridge Private
Credit IV Blocker Series, LLC are held by PineBridge Private Credit IV General Partner, LLC. 100% of
non-voting securities of Pinebridge Private Credit IV Blocker Series, LLC are held by PineBridge Private
Credit IV Series Feeder, L.P.

d)
PineBridge Private Credit IV General Partner, L.P. (DE) - PineBridge Private Credit IV General Partner,
LLC is the general partner of PineBridge Private Credit IV General Partner, L.P. (the "Fund"). 65% of the
limited partnership interests of the Fund are held by employees. The remaining limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit IV Parallel, L.P. (DE) - PineBridge Private Credit IV General Partner, L.P. is
the general partner of PineBridge Private Credit IV Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit IV General Partner, L.P.
owns 0.02%, and PineBridge Private Credit IV Parallel RFF, L.P. owns 90.89%. The remaining limited partnership interests are held by third parties.

(2)
PineBridge Private Credit IV, L.P. (DE) - PineBridge Private Credit IV General Partner, L.P. is the
general partner of PineBridge Private Credit IV, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit IV General Partner, L.P. owns
0.33%, and PineBridge Private Credit IV RFF, L.P. owns 99.44%. The remaining limited partnership interests are held by employees.

			(a)	PineBridge Private Credit IV Holdings Lev, LLC (DE)

e)
PineBridge Private Credit IV Parallel RFF, L.P. (DE) - PineBridge Private Credit IV General Partner, LLC is
the general partner of PineBridge Private Credit IV Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

f)
PineBridge Private Credit IV RFF, L.P. (DE) - PineBridge Private Credit IV General Partner, LLC is the
general partner of PineBridge Private Credit IV RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

	g)	Pinebridge Private Credit IV Series Feeder, L.P. (DE) - This entity currently not in operation and no LPs invested in it yet.
9)	PineBridge Vantage Partners LLC (DE)
	a)	PineBridge Co-Investment Feeder, Ltd. (CYM)
b)
PineBridge Vantage Partners GP, L.P. (DE) - PineBridge Vantage Partners LLC is the general partner of
PineBridge Vantage Partners GP, L.P. (the "Fund GP"). 100% of the limited partnership interests of the
Fund GP are held by third parties.

10)
PineBridge Global Dynamic Absolute Return Fund LLC (DE) - PineBridge Investments LLC hold 100% of the voting interest of PineBridge Global Dynamic Absolute Return Fund LLC (the "Fund"). 99.75% of the
non-voting interests of the Fund are held by third parties and 0.25% are held by PineBridge Investments LLC.

11)	PineBridge Highstar (SPE) LLC (DE)
12)	PineBridge Investments Management LLC (DE)
13)	PineBridge European Real Estate GP, LLC (CYM)
a)
PineBridge European Real Estate SPV, L.P. (CYM) - PineBridge European Real Estate GP, LLC is the
general partner of PineBridge European Real Estate SPV, L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held third parties.

14)
PineBridge Senior Secured Loan US Fund LLC (DE) - PineBridge Investments LLC hold 100% of the voting interest of PineBridge Senior Secured Loan US Fund LLC. 100% of the non-voting interests of the Fund are held by third parties.

15)	PineBridge Structured Capital General Partner III LLC (DE)
a)
PineBridge Structured Capital General Partner III, L.P. (DE) - PineBridge Structured Capital General
Partner III LLC is the general partner of PineBridge Structured Capital General Partner III, L.P. (the
"Fund"). 16.51% of the limited partnership interest of Fund are held by current and former employees and
83.49% held by third parties.

(1)
PSC III Arch AIV I, L.P. (CYM) - PineBridge Structured Capital General Partner III, L.P.is the general partner of PSC III Arch AIV I, L.P. (the "AIV"). 99.21% of the limited partnership interests of the AIV are held by PSC III Arch EP Blocker Inc and 0.79% held by PineBridge Structured Capital General
Partner III, L.P.

(2)
PineBridge Structured Capital Partners Offshore III-A, L.P.(CYM) - PineBridge Structured Capital
General Partner III, L.P. is the general partner of PineBridge Structured Capital Partners Offshore
III-A, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund:
PineBridge Structured Capital General Partner III, L.P. holds 0.79%. The remaining limited partnership interests are held by third parties.

b)
PineBridge Structured Capital Partners III (Feeder), L.P. (CYM) - PineBridge Structured Capital General
Partner III LLC is the general partner of PineBridge Structured Capital Partners III (Feeder), L.P. (the
"Fund"). 100% of the limited partnership interests of Fund are held by third parties.

c)
PineBridge Structured Capital Partners III, L.P. (DE) - PineBridge Structured Capital General Partner III
LLC is the general partner of PineBridge Structured Capital Partners III, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PSC III Splitter 1 LP holds 41.10%, and
PineBridge Structured Capital General Partner III, L.P. holds 4.61%. The remaining limited partnership interests are held by third parties.

		(1)	PB Riveron Blocker, Inc. (DE)
		(2)	PB Riveron-A Blocker, Inc. (DE)

(3)
PSC III AIV I, L.P. (DE) - PineBridge Structured Capital Partners III, L.P. is the general partner of
PSC III AIV I, L.P. (the "AIV"). 54.29% of the limited partnership interests of the AIV are held by third parties, 41.10% are held by PSC III Splitter 1, L.P., and 4.61% are held by PineBridge Structured
Capital General Partner III, L.P.

d)
PSC III Arch Feeder I, L.P. (CYM) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Arch Feeder I, L.P. (the "Feeder Fund"). 100% of the limited partnership interest of
Feeder Fund are held by PineBridge Structured Capital Partners Offshore III-A L.P.

		(1)	PSC III Arch EP Blocker, Inc. (DE)
(2)
PSC III EP Blocker, Inc. (DE) - 100% of the voting interests of PSC III EP Blocker, Inc. are held by
PSC III Arch Feeder I, L.P. 100% of the non-voting interest of PSC III EP Blocker, Inc. are held by
PineBridge Structured Capital Partners III (Feeder), L.P.

e)
PSC III Blocker, L.P. (CYM) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Blocker, L.P. (the "Blocker"). 100% of the limited partnership interest of the Blocker are held by PineBridge Structured Capital Partners III (Feeder), L.P.

f)
PSC III Splitter 1, L.P. (DE) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Splitter 1, L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by PSC III Blocker, L.P.

16)	PineBridge Structured Capital II GP, LLC (DE) -
a)
PineBridge Structured Capital General Partner II, LP - PineBridge Structured Capital II GP, LLC is the
general partner of PineBridge Structured Capital General Partner II, LP (the "Fund"). 80% of the limited partnership interests of the Fund are held by current and former employees and 20% are held by third parties.

		(1)	PineBridge Structured Capital General Partner Offshore II, LLC (DE)
(a)
PineBridge Structured Capital Partners Offshore II, L.P. (CYM) - PineBridge Structured Capital
General Partner Offshore II, LLC is the general partner of PineBridge Structured Capital
Partners Offshore II, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital General Partner Offshore II, LLC holds 0.67%. The remaining limited partnership interests are held by third parties.

				i.	PB SC II BN Blocker, Inc. (DE)
				ii.	PB SC II UCC Blocker, Inc. (DE)
				iii.	PG Investment Corp II, Inc. (DE)
iv.
RP BN Blocker, Inc. (DE) - 100.00% of the voting interests of RP BN Blocker, Inc. areheld by
PineBridge Structured Capital Partners Offshre II, L.P. 100.00% of the non-voting interests of RP BN Blocker, Inc. are held by third parties.

(b)
PineBridge Structured Capital Partners Offshore II-A, L.P. (CYM) - PineBridge Structured
Capital General Partner Offshore II, LLC is the general partner of PineBridge Structured Capital
Partners Offshore II-A, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital General Partner Offshore II, LLC holds
0.67%. The remaining limited partneship interests are held by third parties.

				i.	PB SC II-A BN Blocker, Inc. (DE)
				ii.	PB SC II-A UCC Blocker Inc. (DE)
				iii.	PG Investment Corp II-A, Inc. (DE)
(2)
PineBridge Structured Capital Partners II, L.P. (DE) - PineBridge Structured Capital General Partner
II, LP is the general partner of PineBridge Structured Capital Partners II, L.P. (the "Fund"). The
following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital II
Sponsor, LLC holds 43.02%, and PineBridge Structured Capital General Partner II, L.P. holds 1.556%.
The remaining limited partnership interests are held by third parties.

17)	PineBridge Flexible Credit Implementation, LLC (DE)
a)
PineBridge Flexible Credit Offshore Fund, LLC (CYM) - 100.00% of the voting interests of PineBridge
Flexible Credit Offshore Fund, LLC are held by PineBridge Flexible Credit Implementation, LLC. 100.00%
of the non-voting interests of PineBridge Flexible Credit Offshore Fund, LLC are held by third parties.

b)
PineBridge Flexible Credit Onshore Fund, LLC (DE) - 100.00% of the voting interests of PineBridge
Flexible Credit Onshore Fund, LLC are held by PineBridge Flexible Credit Implementation, LLC. 99.46% of
the non-voting interests of PineBridge Flexible Credit Onshore Fund, LLC are held by third parties. 0.54%
of the non-voting interests of PineBridge Flexible Credit Onshore Fund, LLC are held by PineBridge
Investments Holdings US LLC.

1)
PB PC Blocker A, Inc. (DE) - 100% of the voting securities of PB PC Blocker A, Inc. are held by PineBridge
Investments LLC. 99.80% of the non-voting securities of PB PC Blocker A, Inc. are held by PineBridge Private
Credit (Feeder A), L.P. and 0.20% by PineBridge Private Credit General Partner, L.P.

		1)	PineBridge Private Credit IV Offshore GP, S.à.r.l. (Luxembourg)
a)
PineBridge Private Credit IV Offshore SLP (Luxembourg) - 100.00% of the voting interests of PineBridge
Private Credit IV Offshore SLP are held by PineBridge Private Credit IV Offshore GP, S.a.r.l. 100% of the
economic interests of PineBridge Private Credit IV Offshore SLP are held by third parties.

(1)
PineBridge Private Credit IV Offshore Blocker Series, LLC (DE) - 97.99% of PineBridge Private Credit
IV Offshore Blocker Series, LLC is owned by PineBridge Private Credit IV Offshore SLP and 2.01% is
held by PineBridge Private Credit IV General Partner, L.P.

				(2)	PineBridge Private Credit IV Offshore Blocker Series, LLC (DE)
	d.	PineBridge Private Credit Agent LLC (DE)
		1)	PineBridge Highstar (SPE) LLC
		2)	PineBridge Investments Management LLC (DE)
			a)	PineBridge Senior Secured Loan Fund Ltd. (CYM)
	e.	PineBridge Securities LLC (DE)
6.	PineBridge Investments IP Holdings Limited (CYM)
7.	PineBridge Investments Americas Holdings Limited (CYM)
	a.	PineBridge GEM II G.P., Co. (CYM)
1)
PineBridge GEM II G.P., L.P. (CYM) - PineBridge GEM II G.P., Co. is the general partner of PineBridge GEM II
G.P., L.P. (the "Fund GP"). 62.62% of the limited partnership interests of the Fund GP are held by third parties,
0.19% are held by PineBridge GEM II G.P., Co. and 37.19% are held by current or former employees.

a)
PineBridge GEM II (Alberta) GP, L.P (Canada) - PineBridge GEM II G.P., L.P. is the general partner of
PineBridge GEM II (Alberta) GP, L.P. (the "Fund GP"). 100.00% of the limited partnership interests of
Fund GP are held by current and former employees.

(1)
Lauren Holdings, LP (Canada) - Lauren Holdings, L.P. (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties.
1.93% of the limited partnership interests in the AIV are held by PineBridge GEM II (Alberta) GP, L.P.

(2)
Oliver Investments, LP (Canada) - Oliver Investments, LP (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties.
1.93% of the limited partnership interests in the AIV are held by PineBridge GEM II (Alberta) GP, L.P.

(3)
Victoria Capital, LP (Canada) - Victoria Capital, LP (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties and
1.93% are held by PineBridge GEM II (Alberta) GP, L.P.

b)
PineBridge GEM II Feeder, L.P. (CYM) - PineBridge GEM II G.P., L.P. is the general partner of PineBridge
GEM II Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

				(1)	PineBridge GEM II Feeder Ltd. (CYM)
			c)	PineBridge GEM II GP Ltd. (CYM)
(1)
PineBridge Global Emerging Markets Partners II, L.P. (CYM) - PineBridge GEM II GP Ltd. is the
general partner of PineBridge Global Emerging Markets Partners II, L.P. (the "Fund"). 98.07% of the
limited partnership interests in of the Fund are held by third parties, and 1.93% are held by
PineBridge GEM II G.P., L.P.

(a) Aditi Investment Holdings Limited (Mauritius)

		b.	PineBridge GEM II Special Distribution GP, Ltd. (CYM)
1)
PineBridge GEM II Special Distribution, L.P. (CYM) - PineBridge GEM II Special Distribution GP, Ltd. is the
general partner of PineBridge GEM II Special Distribution, L.P. (the "Fund"). 66.67% of the limited partnership interests in the Fund are held by PineBridge GEM II Special Distribution G.P., Ltd and 33.33% are held by current and former employees.

		c.	PineBridge GEM II, LLC (DE)
		d.	PineBridge GEM Viaduct GP, Co. (CYM)
			1)	AIG GEM Viaduct Media Holdings Bermuda, Ltd. (CYM)
			2)	AIG GEM Viaduct Media Holdings Singapore, Ltd. (CYM)
3)
PineBridge GEM Viaduct GP, L.P. (CYM) - PineBridge GEM Viaduct GP, Co. is the general partner of PineBridge
GEM Viaduct GP, L.P. (the "Fund GP"). 76.43% of the limited partnership interests of Fund GP are held by third parties 0.67% are held by PineBridge GEM Viaduct G P, Co., and 22.90% are held by current or former employees.

a)
PineBridge Global Emerging Markets Partners Viaduct, L.P. (CYM) - PineBridge GEM Viaduct GP, L.P. is
the general partner of PineBridge Global Emerging Markets Partners Viaduct, L.P. (the "Fund"). 99.00% of
the limited partnership interests of the Fund are held by third parties and 1.00% are held by PineBridge
GEM Viaduct G.P., L.P.

					(1)	PineBridge Eurasia Financial Investments S.à.r.l. (Luxembourg)
		e.	PineBridge GEM Viaduct Manager, LLC (DE)
		f.	PineBridge New Europe GP, Ltd. (CYM)
1)
PineBridge New Europe GP, L.P. (CYM) - PineBridge New Europe GP, Ltd. is the general partner of PineBridge
New Europe GP, L.P. (the "Fund GP"). 100.00% of the limited partnership interests of the Fund GP are held by current and former employees.

		g.	PineBridge New Europe II GP, Ltd. (CYM)
1)
PineBridge New Europe II GP, L.P. (CYM) - PineBridge New Europe II GP, Ltd. is the general partner of
PineBridge New Europe II GP, L.P. (the "Fund GP"). 55.40% of the limited partnership interests of the Fund GP are held by third parties, 44.40% are held by current or former employees, and 0.20% are held by PineBridge
New Europe II GP, Ltd.

a)
PineBridge New Europe Partners II, L.P. (CYM) - PineBridge New Europe II GP, L.P. is the general partner of PineBridge New Europe Partners II, L.P. (the "Fund"). 99.05% of the limited partnership interests of the
Fund are held by third parties and 0.95% are held by PineBridge New Europe II GP, L.P.

					(1)	NEF Cable Holdings S.à r.l. (Luxembourg)
(a) Polynifin B.V. (Netherlands)
b)
PineBridge New Europe Partners II-A, L.P. (CYM) - PineBridge New Europe II GP, L.P. is the general partner of PineBridge New Europe Partners II-A, L.P. (the "Fund"). 98.24% of the limited partnership interests in the Fund are held by third parties and 1.76% are held by PineBridge New Europe II GP, L.P.

					(1)	Frégate Investments S.à r.l. (Luxembourg)
					(2)	Kingscote S.à r.l. (Luxembourg)
					(3)	Ratiocino Limited (Cyprus)
		h.	PineBridge New Europe II Manager, LLC (DE)
i.
PineBridge New Europe Manager, Ltd. (CYM) - 70% of the interests in PineBridge New Europe Manager, Ltd. is held by PineBridge Investments Americas Holdings Limited. The remaining 30% is held by a third-party.

I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)
	1)	MetLife Global Bermuda, Ltd. (Bermuda)
M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)

N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

Q.	MetLife Reinsurance Company of Charleston (SC)
R.	MetLife Capital Trust IV (DE)
S.	MetLife Home Loans, LLC (DE)
T.	MetLife Pet Insurance Solutions, LLC (KY)
U.	Metropolitan General Insurance Company (RI)
V.
Chariot Holding Company, LP (BMU) - MetLife, Inc. holds an approximate 23% interest in the non-voting limited partnership interests of Chariot Holding Company, LP, a Bermuda exempted limited partnership. The remaining interests are held by third parties. The Nebraska Department of Insurance has approved MetLife’s application to disclaim affiliation with Chariot Holding
Company, LP and its subsidiaries.

	1.	Chariot MidCo, LLC (DE)
	2.	Chariot Reinsurance, Ltd. (BMU)
W.	MetLife Insurance Brokerage, Inc. (NY)
X.	MetLife Reinsurance Company of Vermont (VT)
Y.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
1)
MetLife Services East Private Limited (IND) - 57.279332% of MetLife Services East Private Limited is owned by
MetLife Global Operations Support Center Private Limited, 42.720666% is owned by MetLife Solutions Pte.
Limited, and 0.000002% is owned by Natiloportem Holdings LLC.

2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Z.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Separate Account No. 13S
(b)
Management. MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Michael J. McDermott 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Name and Principal Business Address	Positions and Offices With Underwriter
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Dan P. Antilley, Jr. 200 Park Avenue New York, NY 10166	Senior Vice President and Chief Information Security Officer
Thomas J. Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Peter Gruppuso 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President
(c)
Compensation from the Registrant.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$3,994,919	$0	$0	$0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(b)
MetLife Investors Distribution Company
200 Park Avenue
New York, NY 10166
(c)
MetLife
18210 Crane Nest Drive
Tampa, FL 33647

Item 36. Management Services
Not applicable
Item 37. Fee Representation
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Policies.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bridgewater, and State of New Jersey, on this 22nd day of April, 2026.
Metropolitan Life Separate Account UL (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)

By:	/s/ Sabrina K. Model
Sabrina K. Model Vice President

Metropolitan Life Insurance Company (Depositor)
By:	/s/ Sabrina K. Model
Sabrina K. Model Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 22, 2026.
Signature	Title
*
R. Glenn Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Toby Srihiran-Brown	Executive Vice President and Interim Chief Accounting Officer
*
Daniel S. Glaser	Director
*
Michelle Seitz	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Laura J. Hay	Director
*
David L. Herzog	Director
*
Jeh C. Johnson	Director
*
Edward J. Kelly, III	Director
*
William E. Kennard	Director

Signature	Title
*
Diana McKenzie	Director
*
Denise M. Morrison	Director
*
Mark A. Weinberger	Director

*By:	/s/ Heather Harker
Heather Harker Attorney-in-Fact April 22, 2026
*
Metropolitan Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney.